As filed with the Securities and Exchange Commission on July 7, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer c/o Neuberger Berman Management LLC Neuberger Berman Income Funds 605 Third Avenue, 2nd Floor New York, New York 10158-0180

Arthur C. Delibert, Esq. K&L Gates LLP 1601 K Street, N.W. Washington, D.C. 20006-1600 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Income Funds

Investor Class Shares Institutional Class Shares Trust Class Shares	Class A Shares Class C Shares Class R3 Shares

Core Bond Fund Floating Rate Income Fund High Income Bond Fund	Municipal Intermediate Bond Fund Short Duration Bond Fund Strategic Income Fund

Semi-Annual Report

April 30, 2011

Contents

THE FUNDS
President's Letter	1

PORTFOLIO COMMENTARY
Core Bond Fund	2

Floating Rate Income Fund	4

High Income Bond Fund	6

Municipal Intermediate Bond Fund	8

Short Duration Bond Fund	11

Strategic Income Fund	13

FUND EXPENSE INFORMATION	20

SCHEDULE OF INVESTMENTS
Core Bond Fund	22

Floating Rate Income Fund	28

High Income Bond Fund	35

Municipal Intermediate Bond Fund	42

Short Duration Bond Fund	47

Strategic Income Fund	50

FINANCIAL STATEMENTS	80

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.© 2011 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	100

Floating Rate Income Fund	100

High Income Bond Fund	102

Municipal Intermediate Bond Fund	104

Short Duration Bond Fund	104

Strategic Income Fund	106

Directory	112

Proxy Voting Policies and Procedures	113

Quarterly Portfolio Schedule	113

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.© 2011 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

Numerous factors affected the fixed income market during the six months ended April 30, 2011. Treasury yields fluctuated given some mixed economic data, rising inflationary pressures, numerous geopolitical issues and the devastating events in Japan. Despite several flights to quality when investors flocked to the relative safety of U.S. Treasury securities, robust risk appetite quickly resumed, as investors looked to generate incremental income in the low interest rate environment.

As was the case during most of the previous two years, non-Treasury securities generated solid results during the reporting period. Supporting non-Treasuries was a continuation of the economic recovery, improving corporate profits and overall solid demand. In contrast, Treasury yields rose given concerns regarding higher oil and commodity prices, as well as uncertainties regarding future Federal Reserve policy.

Overall, our Fixed Income Funds were well positioned to benefit from the outperformance of non-Treasuries. In particular, exposure to the areas of the market that experienced tightening of yield spreads (or the difference in yield between Treasuries and other securities) positively contributed to the Funds' results during the reporting period.

Looking ahead, in our view, the economy has enough momentum to continue expanding as the year progresses. That said, growth may be less robust than in previous recoveries from severe recessions given still high unemployment and weakness in the housing market. Should oil and commodity prices remain elevated, it could further impact economic growth rates.

One area that warrants close attention going forward is the actions of the Federal Reserve. It has kept the Federal Funds rate at a historically low range of 0% to 0.25% since December 2008. Despite repeated assurance that it will keep rates on hold for "an extended period," we believe that at some point the Federal Reserve will eventually remove some policy accommodation, which would affect bond prices. The timing of this action may be dictated by the unemployment and/or inflationary environment.

Despite significant spread tightening since the credit crisis, we remain positive for the outlook for non-Treasuries and feel that our Fixed Income Funds are positioned accordingly. In our view, investor demand for non-Treasuries is likely to remain solid given the low yields offered by Treasury securities. We also feel that investor interest in tax-free bonds could improve following a difficult period in the municipal market.

Still, we believe that various economic and geopolitical uncertainties could continue to create periods of heightened market volatility moving forward. In such an environment, we believe that shareholders should maintain a focus, not on short-term market movements, but on achieving their long-term investment goals.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 1.36% total return for the six months ended April 30, 2011 and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, which provided a 0.02% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period was an eventful time for the fixed income market. Treasury yields fluctuated given some mixed economic data, rising headline inflationary pressures, geopolitical unrest in the Middle East and North Africa, and the devastating events in Japan. Despite periodic flights to quality, investor risk appetite quickly resumed. Both short- and long-term Treasury yields ultimately moved higher during the reporting period and the yield curve steepened. As was the case during much of calendar year 2010, most non-Treasury fixed income securities posted positive returns during the reporting period and outperformed equal-duration Treasuries. Supporting non-Treasuries were the ongoing economic recovery, corporate profits that largely exceeded expectations and generally robust demand from investors looking to generate incremental yield.

The Fund continued to benefit from its overweight position relative to the benchmark in non-Treasuries. The largest contributor to performance was its exposure to commercial mortgage-backed securities (CMBS) as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the six-month reporting period. Another meaningful contributor was the Fund's allocation to Treasury Inflation Protected Securities (TIPS). TIPS benefited from rising inflationary concerns in the wake of sharply higher oil and food prices. Elsewhere, the Fund's overweight relative to the benchmark to investment-grade corporate bonds was rewarded, as they performed well given improving corporate fundamentals and overall solid demand. Within this sector, the Fund's financial bonds posted the strongest returns. Somewhat detracting from performance were the Fund's holdings of U.S. agency securities, as they slightly lagged the index during the period.

Generally modest adjustments were made to the portfolio during the reporting period. We added to the Fund's exposure to agency mortgage-backed securities and pared its allocation to U.S. Treasury securities.

Looking ahead, we believe the economy has enough momentum to continue growing as the year progresses. The magnitude of the expansion, however, could be tempered if oil and food prices remain high. While unemployment moderated during the reporting period, it remains elevated. That and continued strains in the housing market could also dampen growth rates. Our outlook for non-Treasuries remains positive as we believe further spread tightening could occur against a backdrop of generally solid investor demand, fairly benign core inflation (excluding food and energy) and positive economic growth.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Core Bond Fund

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	11.3%
Corporate Debt Securities	26.1
Mortgage-Backed Securities	36.7
U.S. Government Agency Securities	0.4
U.S. Treasury Securities	19.5
Short-Term Investments	31.9
Liabilities, less cash, receivables and other assets	(25.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS3,10
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1997	1.16%	6.67%	6.46%	5.59%	5.69%
Institutional Class	10/01/1995	1.36%	7.09%	6.90%	6.03%	6.09%
Class A15	12/20/2007	1.16%	6.67%	6.57%	5.87%	5.99%
Class C15	12/20/2007	0.69%	5.77%	6.03%	5.60%	5.82%
With Sales Charge
Class A15		-3.12%	2.17%	5.65%	5.41%	5.70%
Class C15		-0.28%	4.77%	6.03%	5.60%	5.82%
Index
Barclays Capital U.S. Aggregate Index13,14		0.02%	5.36%	6.33%	5.74%	6.20%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2011, the 30-day SEC yield was 2.03%, 2.41%, 1.94% and 1.29% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 1.78%, 2.27%, 1.84% and 1.16% for Investor Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal 2010 were 1.21%, 0.72%, 1.11% and 1.86% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2021 for Investor Class, Institutional Class, Class A and Class C shares. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 3.97% net total return for the six months ended April 30, 2011 but lagged its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 4.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite a temporary setback in March given increased geopolitical issues in the Middle East and North Africa, as well as the tragic earthquake and tsunami in Japan, the floating rate bank loan market posted solid results during the reporting period. Many of the trends that had supported floating rate bank loan prices throughout much of calendar year 2010 have continued thus far in calendar year 2011. These include the ongoing economic expansion, overall strong corporate earnings, robust investor demand and declining floating rate loan defaults. During the reporting period, the default rate among the securities in the benchmark fell from approximately 2.3% to 1.1%. Against this backdrop, lower-quality securities outperformed their higher-quality counterparts. For the six months ended April 30, 2011, CCC rated securities in the index gained 12.89% and BB rated securities rose 2.90%, respectively.

During the reporting period, the Fund continued to have a meaningful allocation to non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio to these securities and, within this segment, we invested in fixed-rate senior secured bonds that offered higher yields than the floating rate loans offered by the same issuers. Given our focus on generating high current income, approximately 17% of the Fund was held in fixed-rate securities at the end of the reporting period. This allocation was beneficial to the Fund's performance.

We also continued to actively participate in the new issuance market, emphasizing securities in the primary rather than the secondary bank loan market due to the former's higher current yields. In addition, we maintained our focus on larger, highly liquid names that offered attractive yields in order to maintain a liquid portfolio.

Throughout the period, the Fund was underweighted relative to the benchmark in CCC rated securities and overweighted in B rated issues versus the index. We felt this positioning was appropriate given company-specific concerns regarding a number of CCC rated issuers.

From a sector perspective, security selection in radio/TV, autos and utilities detracted the most from results. In contrast, our security selection in business equipment, leisure and chemicals added the most to positive performance.

Looking ahead, we maintain our positive outlook for the floating rate loan market. The economy appears poised, in our view, to continue expanding and U.S. corporations are generally well positioned given their mostly flexible cost structure and the large amounts of liquidity on their balance sheets. Based on this and the relatively small amount of floating rate loans maturing in the near future, we anticipate seeing a continuation of the extremely low default rate environment. It is our belief that the supply/demand dynamics in the market will also remain supportive of the floating rate loan market. While the Federal Reserve Board will eventually need to raise short-term interest rates, for the time being they appear determined to hold these rates low for an extended period. We believe that this will result in overall strong investor demand for floating rate loans given their attractive yields and their hedge against potentially higher rates.

Sincerely,

Stephen J. Casey, Ann H. Benjamin, Thomas P. O'Reilly and Joseph P. Lynch
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Floating Rate Income Fund

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	8.0%
One to Five Years	34.1
Five to Ten Years	57.9
Total	100.0%

PERFORMANCE HIGHLIGHTS6
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	Life of Fund
At NAV
Institutional Class17	12/30/2009	3.97%	7.36%	7.64%
Class A	12/29/2009	3.77%	6.83%	7.27%
Class C17	12/30/2009	3.37%	6.14%	6.62%
With Sales Charge
Class A		-0.63%	2.29%	3.87%
Class C17		2.37%	5.14%	6.62%
Index
S&P/LSTA Leveraged Loan Index13,14		4.73%	6.94%	10.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2011, the 30-day SEC yield was 4.67%, 4.10% and 3.51% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 4.50%, 3.94% and 3.35% for Institutional Class, Class A and Class C shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.66%, 2.04% and 3.19% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2021 for Institutional Class, Class A and Class C. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 5.65% total return for the six months ended April 30, 2011 and lagged its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 6.13% return for the period. The Fund also underperformed its previous benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index, which returned 6.18% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Many of the same themes that had been evident for much of calendar year 2010 remained in place during the reporting period, as the economy continued to expand, investor risk appetite was generally strong and corporate earnings often surprised on the upside. All told, the Fund's current index posted positive returns during five of the six months covered by this report. The high yield market's gains were broad-based, as bonds rated CCC (a relatively low rating) and lower and BB (rated higher) in the BofA Merrill Lynch index returned 9.73% and 4.45%, respectively.

For the Fund, security selection in technology, diversified financial services and real estate was the largest detractor from relative results. In contrast, security selection in energy, support services and banking was the largest positive for relative performance. We made several adjustments to the portfolio during the reporting period. For the first half of the period, the Fund's overall credit quality was similar to that of the index. Following the December 2010 extension of the Bush-era tax cuts, we became more optimistic about the overall economy. We also felt that the increase in corporate depreciation rates for qualified investments would spur capital expenditures and, in turn, help to lower unemployment. Against this backdrop, we increased the Fund's exposure to CCC and CC rated securities. We also increased our allocation to more cyclical sectors of the market, including gaming, as we felt they would be beneficiaries of the ongoing economic expansion. Conversely, we pared the Fund's exposure to areas of the market that we felt had become less attractively valued. These areas included sectors such as oil and gas, pipelines and health care.

The high yield market's strong performance since the credit crisis continued over the reporting period. This has led to some speculation as to when the market may take a pause. While a setback would not be completely surprising given the amount high yield spreads (the difference in yield between Treasuries and high yield securities) have narrowed since 2008, we see signs of further long-term upside potential for the market. It appears to us that the economy has enough momentum to continue expanding, as the recovery has withstood continued elevated unemployment and an anemic housing market. Even though economic growth has been less robust than in previous severe downturns, it has allowed core inflation to remain relatively benign. What's more, corporate fundamentals have recently been largely improving and high yield default rates have recently been low and we believe they could remain low during the near- to intermediate term. High yield market default rates fell from approximately 2.4% at the beginning of the reporting period to 0.8% at the end of April 2011. Finally, in our view, it's likely that demand could remain robust as investors search for incremental yield.

As always, we will continue to conduct extensive research on potential securities for the portfolio as we seek to generate consistently strong risk-adjusted returns.

Sincerely,

Ann H. Benjamin, Thomas P. O'Reilly and Russ Covode
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

High Income Bond Fund

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	3.7%
One to Five Years	21.6
Five to Ten Years	68.7
Ten Years or Greater	6.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2,9
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	02/01/1992	5.65%	13.25%	9.93%	8.16%	8.36%
Institutional Class12	05/27/2009	5.71%	13.30%	10.04%	8.21%	8.39%
Class A12	05/27/2009	5.52%	12.89%	9.84%	8.12%	8.34%
Class C12	05/27/2009	5.12%	12.04%	9.55%	7.97%	8.27%
Class R312	05/27/2009	5.39%	12.62%	9.75%	8.07%	8.32%
With Sales Charge
Class A12		1.04%	8.08%	8.89%	7.65%	8.10%
Class C12		4.12%	11.04%	9.55%	7.97%	8.27%
Index
Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index13,14		6.18%	13.32%	9.38%	9.05%	N/A
BofA Merrill Lynch U.S. High Yield Master II Constrained Index13,14		6.13%	13.26%	9.29%	8.86%	N/A

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

The Fund's broad-based index used for comparison purposes has been changed from Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index to the BofA Merrill Lynch High Yield Master II Constrained Index because the new index more closely resembles the characteristics for the Fund's investments.

For the period ended April 30, 2011, the 30-day SEC yield was 6.21%, 6.11%, 5.49%, 4.98% and 5.49% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 6.21%, 6.13%, 5.46%, 4.87% and 5.51% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.96%, 0.78%, 1.17%, 1.94% and 1.73% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.96%, 0.76%, 1.13%, 1.88% and 1.38% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Institutional Class, Class A, Class C and Class R3 shares. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -0.81% total return for the six months ended April 30, 2011 and lagged its benchmark, the Barclays Capital 7-Year General Obligation Index, which provided a 0.03% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

After a very difficult first half of the reporting period, the municipal market stabilized and then rallied over the second half of the period. All told, the Fund's index was roughly flat over the six months ended April 30, 2011. Looking back, a number of issues dragged down the municipal market beginning in November 2010. These included the rising interest rate environment, concerns regarding sharply higher municipal defaults and a large increase in issuance of Build America Bonds at the end of the year. Collectively, this led to substantial redemptions from mutual fund shareholders and falling municipal bond prices. The municipal market then started to rebound in February 2011, as an anticipated rise in defaults did not materialize, new issuance sharply declined, tax receipts continued to improve and many municipalities made progress in getting their financial houses in order. In addition, demand from non-traditional investors, including institutions and hedge funds, increased as they found the asset class to be attractively valued.

The Fund's underperformance versus its benchmark was partially due to its duration and yield curve positioning. Having a modestly longer duration than that of the index was a detractor as longer-term municipal securities lagged their shorter-term counterparts. In terms of the Fund's yield curve positioning, we utilized a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve, which was among the best-performing portions of the municipal yield curve.

The Fund's exposure to certain states that performed poorly, including Illinois and California, also dragged down results, as they were negatively impacted by concerns and uncertainties regarding their fiscal situations. We continue to feel that these securities are fundamentally sound and represent value going forward.

Positively impacting performance was the Fund's overall higher quality than that of the benchmark. During the reporting period, higher quality bonds produced relatively stronger results than lower quality securities. To illustrate, the Barclays Capital AAA Municipal Bond Index returned -0.11% and the Barclays Capital BAA Municipal Bond Index returned -5.63% during the six months ended April 30, 2011.

From a sector perspective, we continued to emphasize higher quality revenue and general obligation bonds that tend to perform relatively well during difficult economic environments. This was rewarded, as lower quality sectors, such as health care and tobacco, produced poor results during the reporting period.

We made minor adjustments to the portfolio during the reporting period. For example, we shortened the Fund's duration as we sought to pare its overall risk exposure. This was beneficial for performance, as municipal yields moved higher over the reporting period as a whole.

Looking ahead, economic data for the first quarter were consistent with our expectation for a continued economic expansion in the U.S. in 2011. We believe, however, that growth in the economy could slow if oil prices remain at elevated levels. Other headwinds facing the economy are the still-high unemployment rate, the potential for a double-dip in the housing market and declining federal, state and local spending. We also feel that the tax-exempt bond market could be impacted by Congressional actions on issues related to stimulus and deficits. In our view, these factors, in addition to overall volatility in the global markets, deserve close monitoring. We continue to closely analyze the various influences on the municipal market and will adjust our outlook as needed.

In our view, many of the factors that contributed to the solid performance of tax-exempt bonds in the second half of the reporting period may play a role for the balance of the year. These include continued strong demand for reliable and liquid income-generating investments and the likelihood of higher marginal federal tax rates at some point down the road. Lastly, we believe that municipal bonds provide attractive relative values when compared to Treasuries and other high quality fixed income sectors on a taxable equivalent yield basis.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Municipal Intermediate Bond Fund

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alaska	0.1%
Arizona	3.6
California	10.2
Colorado	2.6
District of Columbia	0.9
Florida	3.3
Georgia	1.1
Illinois	10.5
Indiana	2.6
Iowa	1.3
Kansas	1.8
Louisiana	0.5
Maryland	0.9
Massachusetts	7.7
Michigan	6.7
Minnesota	1.5
Mississippi	1.3
Missouri	1.7
Nebraska	1.2
Nevada	2.0
New Jersey	4.1
New Mexico	1.8
New York	13.2
North Carolina	1.0
Ohio	0.5
Oregon	1.1
Pennsylvania	2.4
Puerto Rico	1.7
Rhode Island	1.1
South Carolina	0.2
Tennessee	1.6
Texas	4.4
Virginia	1.5
Washington	1.9
Wisconsin	2.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,7,8
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-0.81%	2.63%	3.88%	3.87%	5.10%
Institutional Class18	06/21/2010	-0.82%	2.67%	3.89%	3.88%	5.10%
Class A18	06/21/2010	-1.09%	2.35%	3.82%	3.84%	5.08%
Class C18	06/21/2010	-1.28%	1.78%	3.71%	3.78%	5.06%
With Sales Charge
Class A18		-5.25%	-2.00%	2.93%	3.39%	4.89%
Class C18		-2.25%	0.79%	3.71%	3.78%	5.06%
Index
Barclays Capital 7-Year GO Index13,14		0.03%	4.74%	5.68%	5.24%	6.13%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2011, the 30-day SEC yield was 2.57%, 2.72%, 2.26% and 1.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yield was 3.95%, 4.18%, 3.48% and 2.46% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for an investor in the highest federal income tax bracket (35%). Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 2.18%, 2.27%, 1.50% and 0.77% for Investor Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.02%, 0.64%, 1.01% and 1.76% for Investor Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.65%, 0.50%, 0.87% and 1.62% for the Investor Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Institutional Class, Class A and Class C shares. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 0.86% total return for the six months ended April 30, 2011 and outperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, which provided a 0.32% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period was an eventful one for the fixed income market. Treasury yields fluctuated given some mixed economic data, rising headline inflationary pressures, geopolitical unrest in the Middle East and North Africa, and the devastating events in Japan. Despite periodic flights to quality, investor risk appetite quickly resumed. Both short- and long-term Treasury yields ultimately moved higher during the reporting period and the yield curve steepened. As was the case during much of calendar year 2010, most non-Treasury fixed income securities posted positive returns during the reporting period and outperformed equal-duration Treasuries. Supporting non-Treasuries were the ongoing economic recovery, corporate profits that largely exceeded expectations and generally robust demand from investors looking to generate incremental yield.

The Fund continued to benefit from its overweight position in non-Treasuries. The largest contributor to performance was its exposure to commercial mortgage-backed securities (CMBS) as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the six-month reporting period. Other meaningful contributors were the Fund's allocations to asset-backed securities and non-agency mortgage-backed securities. The Fund also benefited from its overweight exposure relative to the benchmark to investment grade corporate bonds, which performed well given improving corporate fundamentals and overall solid demand. There were no meaningful detractors from performance during the reporting period.

A number of adjustments were made to the portfolio during the reporting period. We increased the Fund's exposures to CMBS, asset-backed securities, investment-grade corporate bonds and agency mortgage-backed securities. In contrast, we significantly reduced its allocation to U.S. Treasury securities.

Looking ahead, we believe the economy has enough momentum to continue growing as the year progresses. The magnitude of the expansion, however, could be tempered if oil and food prices remain high. While unemployment moderated during the reporting period, it remains elevated. That and continued strains in the housing market could also dampen growth rates. Our outlook for non-Treasuries remains positive as we believe further spread tightening could occur against a backdrop of generally solid investor demand, fairly benign core inflation (excluding food and energy) and positive economic growth.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Short Duration Bond Fund

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	14.6%
Corporate Debt Securities	26.3
Mortgage-Backed Securities	45.3
U.S. Government Agency Securities	3.9
U.S. Treasury Securities	9.3
Short-Term Investments	0.5
Cash, receivables and other assets, less liabilities	0.1
Total	100.0%

PERFORMANCE HIGHLIGHTS5
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	0.86%	3.09%	2.13%	2.63%	4.92%
Trust Class16	08/30/1993	0.78%	2.86%	2.03%	2.52%	4.86%
Institutional Class16	06/21/2010	0.83%	3.14%	2.14%	2.63%	4.93%
Class A16	06/21/2010	0.61%	2.86%	2.09%	2.60%	4.92%
Class C16	06/21/2010	0.24%	2.20%	1.95%	2.54%	4.89%
With Sales Charge
Class A16		-3.63%	-1.51%	1.20%	2.16%	4.73%
Class C16		-0.75%	1.20%	1.95%	2.54%	4.89%
Index
Barclays Capital 1-3 Year U.S. Government/Credit Index13,14		0.32%	2.27%	4.51%	4.07%	5.91%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance.

For the period ended April 30, 2011, the 30-day SEC yield was 1.70%, 1.60%, 1.90%, 1.48% and 0.79% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 1.09%, 0.90%, 1.27%, 0.18% and 0.04% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 1.28%, 1.49%, 0.78%, 1.15% and 1.90% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.71%, 0.81%, 0.51%, 0.88% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2014 for Investor Class, Trust Class, Institutional Class, Class A and Class C shares. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 2.21% total return for the six months ended April 30, 2011 and outperformed its benchmark, the Barclays Capital U.S. Aggregate Index, which provided a 0.02% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The reporting period was an eventful time for the fixed income market. Treasury yields fluctuated given some mixed economic data, rising headline inflationary pressures, geopolitical unrest in the Middle East and North Africa, and the devastating events in Japan. Despite periodic flights to quality, investor risk appetite quickly resumed. Both short- and long-term Treasury yields ultimately moved higher during the reporting period and the yield curve steepened. As was the case during much of calendar year 2010, most non-Treasury fixed income securities posted positive returns during the reporting period and outperformed equal-duration Treasuries. Supporting non-Treasuries were the ongoing economic recovery, corporate profits that largely exceeded expectations, and generally robust demand from investors looking to generate incremental yield.

The Fund continued to benefit from its overweight position relative to the benchmark in non-Treasuries. The largest contributor to performance was its exposure to high yield bonds as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the six-month reporting period. Another meaningful contributor was the Fund's allocation to commercial mortgage-backed securities. Elsewhere, the Fund's overweight relative to the benchmark in investment-grade corporate bonds was rewarded, as they performed well given improving corporate fundamentals and overall solid demand. Within this sector, the Fund's financial bonds posted the strongest returns.

Somewhat detracting from performance were the Fund's holdings of U.S. government agency mortgage-backed securities and U.S. government agency securities, as they slightly lagged the index during the period.

Generally modest adjustments were made to the portfolio during the reporting period. We added to the Fund's exposure to agency mortgage-backed securities and pared its allocation to Treasury securities.

Looking ahead, we believe the economy has enough momentum to continue growing as the year progresses. The magnitude of the expansion, however, could be tempered if oil and food prices remain high. While unemployment moderated during the reporting period, it remains elevated. That and continued strains in the housing market could also pare growth rates. Our outlook for non-Treasuries remains positive as we believe further spread tightening could occur against a backdrop of generally solid investor demand, fairly benign core inflation (excluding food and energy) and positive economic growth.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Strategic Income Fund

TICKER SYMBOLS
Institutional Class	NSTLX
Trust Class	NSTTX
Class A	NSTAX
Class C	NSTCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	12.8%
Corporate Debt Securities	43.6
Bank Loans	15.1
Government Securities	2.2
Mortgage-Backed Securities	23.5
U.S. Treasury Securities	3.1
Short-Term Investments	10.6
Liabilities, less cash, receivables and other assets	(10.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS4
	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2011
	Date	04/30/2011	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	07/11/2003	2.21%	8.15%	8.96%	8.71%
Trust Class11	04/02/2007	2.04%	7.78%	8.67%	8.52%
Class A11	12/20/2007	2.01%	7.72%	8.68%	8.53%
Class C11	12/20/2007	1.66%	6.97%	8.15%	8.18%
With Sales Charge
Class A11		-2.33%	3.17%	7.74%	7.93%
Class C11		0.68%	5.97%	8.15%	8.18%
Index
Barclays Capital U.S. Aggregate Index13,14		0.02%	5.36%	6.33%	4.86%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit www.nb.com/performance. Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008, its performance during that time might have been different if current policies had been in effect.

For the period ended April 30, 2011, the 30-day SEC yield was 3.96%, 3.62%, 3.41% and 2.87% for Institutional Class, Trust Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC currently absorbs certain expenses of the Fund. Absent such arrangements, the 30-day SEC yield would have been 3.66%, 3.31%, 3.00% and 2.51% for Institutional Class, Trust Class, Class A and Class C shares, respectively, and average annual returns would have been lower.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2010 were 0.97%, 1.37%, 1.38% and 2.11% for Institutional Class,Trust Class, Class A and Class C shares, respectively (prior to any fee waivers and/or expense reimbursements). The expense ratios net of waivers and/or reimbursements were 0.76%, 1.11%, 1.16% and 1.86% for Institutional Class, Trust Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through 10/31/2021 for Institutional Class, Class A and Class C shares, and through 10/31/2014 for Trust Class shares. Absent these caps, returns would have been lower.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1
Neuberger Berman Management LLC ("Management") has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Municipal Intermediate Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.65%, 0.50%, 0.87% and 1.62% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, there were no repayments of expenses to Management.

2
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman High Income Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 1.00%, 0.75%, 1.12%, 1.87% and 1.37% of average daily net assets for the Investor Class, Institutional Class, Class A, Class C and Class R3, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, the Institutional Class, Class A and Class R3 of the Fund reimbursed Management $34,147, $14,282 and $46, respectively.

3
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Core Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) ("Operating Expenses") are limited to 0.85%, 0.45%, 0.85% and 1.60% of average daily net assets for the Investor Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2021. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, there were no repayments of expenses to Management. In addition, Management has voluntarily agreed to waive its management fee in the amount of 0.12% (0.06% as of May 1, 2011, 0.25% prior to March 3, 2010 and 0.20% prior to March 1, 2006) of the Fund's average daily net assets. Management may, at its sole discretion, modify or terminate this voluntary waiver at any time without notice to the Fund. Absent such waiver, the performance of each class of the Fund would have been lower.

4
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Strategic Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) are limited to 1.10%, 0.75% (effective March 1, 2008, and 0.85% through February 29, 2008), 1.15% and 1.85% of average daily net assets for the Trust Class, Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014 for the Trust Class and until October 31, 2021 for the Institutional Class, Class A and Class C. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual

Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, there were no repayments of expenses to Management.

5
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Short Duration Bond Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) are limited to 0.70%, 0.50%, 0.80%, 0.87% and 1.62% for the Investor Class, Institutional Class, Trust Class, Class A and Class C, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, there were no repayments of expenses to Management.

6
Management has contractually undertaken to forgo current payment of fees and/or reimburse Neuberger Berman Floating Rate Income Fund so that its total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) (“Operating Expenses”) are limited to 0.70%, 1.07% and 1.82% of average daily net assets for the Institutional Class, Class A and Class C, respectively. These undertakings last until October 31, 2014. Each class of the Fund has agreed to repay Management for fees and expenses forgone and/or its excess Operating Expenses previously reimbursed by Management, pursuant to the contractual expense limitation, so long as its annual Operating Expenses during the period do not exceed its above-stated expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. Absent such forgone fees and/or reimbursements, the performance of each class of the Fund would have been lower. For the period ended April 30, 2011, there were no repayments of expenses to Management.

7
Tax-equivalent effective yield is the taxable effective yield that an investor would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of a fund’s income is exempt from federal income taxes.

8	A portion of the income may be a tax preference item for purposes of the federal alternative minimum tax for certain investors.

9
The Fund is the successor to Lipper High Income Bond Fund (“Lipper Fund”). The total return data for the periods prior to September 7, 2002, are those of Lipper Fund Premier Class. The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996, through September 6, 2002. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects the same as those of Lipper Fund. Returns would have been lower if the manager of Lipper Fund had not waived certain of its fees during the periods shown.

10
The Fund is the successor to Ariel Premier Bond Fund (“Ariel Bond Fund”). The total return data for the periods prior to June 13, 2005, are those of Ariel Bond Fund Institutional Class and Ariel Bond Fund Investor Class. The performance information for Institutional Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 (date of inception) through June 10, 2005. The performance information for Investor Class is that of Ariel Bond Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class’ commencement of operations), and that of Ariel Bond Fund Investor Class for the period February 1, 1997 (class’ commencement of operations) through June 10, 2005. Ariel Bond Fund Institutional Class had lower expenses and typically higher returns than Ariel Bond Fund Investor Class. The investment policies, guidelines and restrictions of the Fund are in all material respects the same as those of Ariel Bond Fund. Returns would have been lower if the manager of Ariel Bond Fund had not waived certain of its fees during the periods shown.

11
The Trust Class, Class A and Class C of Neuberger Berman Strategic Income Fund commenced operations on April 2, 2007, December 20, 2007 and December 20, 2007, respectively. The performance information for Trust Class, Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Strategic Income Fund. In making this translation, the performance information of the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A or Class C.

12
The Institutional Class, Class A, Class C and Class R3 of Neuberger Berman High Income Bond Fund each commenced operations on May 27, 2009. The performance information for Institutional Class, Class A, Class C and Class R3 prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman High Income Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

13	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

14
Please see "Glossary of Indices" starting on page 19 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

15
Class A and Class C of Neuberger Berman Core Bond Fund each commenced operations on December 20, 2007. The performance information for Class A and Class C prior to the class' commencement of operations is that of the Institutional Class of Neuberger Berman Core Bond Fund. In making this translation, the performance information for the Institutional Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A or Class C.

16
For Neuberger Berman Short Duration Bond Fund, Life of Fund performance shown for the Trust Class, Institutional Class, Class A and Class C is that of the Fund's Investor Class from the inception date of the Investor Class to the inception date of each other Class. The Trust Class of Short Duration Bond Fund commenced operations on August 30, 1993. The Institutional Class, Class A and Class C of Neuberger Berman Short Duration Bond Fund each commenced operations on June 21, 2010. The performance information for Trust Class, Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A or Class C. The Institutional Class has lower expenses and typically higher returns than Investor Class.

17
The Institutional Class and Class C of Neuberger Berman Floating Rate Income Fund each commenced operations on December 30, 2009. The performance information for Institutional Class and Class C prior to the class' commencement of operations is that of Class A of Neuberger Berman Floating Rate Income Fund. In making this translation, the performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

18
The Institutional Class, Class A and Class C of Neuberger Berman Municipal Intermediate Bond Fund each commenced operations on June 21, 2010. The performance information for Institutional Class, Class A and Class C prior to the class' commencement of operations is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. In making this translation, the performance information of the Investor Class has been adjusted to reflect the appropriate sales charge applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific Operating Expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Investor Class.

Glossary of Indices

Barclays Capital 1-3 Year U.S. Government/Credit Index:
An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays Capital 7-Year General Obligation Index:
An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays Capital General Obligation ("G.O.") Index, which tracks the performance of the investment grade G.O. (state and local) tax-exempt bond market.

Barclays Capital U.S. Aggregate Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index:
An unmanaged sub-index of the Barclays Capital U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, noninvestment grade debt), capped such that no single issuer accounts for more than 2% of the index weight.

S&P/LTSA Leveraged Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2011 and held for the entire period. The table illustrates each fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/11 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/10	Ending Account Value 04/30/11	Expenses Paid During the Period(1) 11/1/10 - 04/30/11	Expense Ratio	Beginning Account Value 11/1/10	Ending Account Value 04/30/11	Expenses Paid During the Period(1) 11/1/10 - 04/30/11	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,011.60	$4.24	.85%	$1,000.00	$1,020.58	$4.26	.85%
Institutional Class	$1,000.00	$1,013.60	$2.25	.45%	$1,000.00	$1,022.56	$2.26	.45%
Class A	$1,000.00	$1,011.60	$4.24	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class C	$1,000.00	$1,006.90	$7.96	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,039.70	$3.54	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,037.70	$5.41	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,033.70	$9.18	1.82%	$1,000.00	$1,015.77	$9.10	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,056.50	$4.39	.86%	$1,000.00	$1,020.53	$4.31	.86%
Institutional Class	$1,000.00	$1,057.10	$3.83	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,055.20	$5.71	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Class C	$1,000.00	$1,051.20	$9.51	1.87%	$1,000.00	$1,015.52	$9.35	1.87%
Class R3	$1,000.00	$1,053.90	$6.98	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$991.90	$3.21	.65%	$1,000.00	$1,021.57	$3.26	.65%
Institutional Class	$1,000.00	$991.80	$2.47	.50%	$1,000.00	$1,022.32	$2.51	.50%
Class A	$1,000.00	$989.10	$4.29	.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$987.20	$7.98	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,008.60	$3.49	.70%	$1,000.00	$1,021.32	$3.51	.70%
Institutional Class	$1,000.00	$1,008.30	$2.49	.50%	$1,000.00	$1,022.32	$2.51	.50%
Trust Class	$1,000.00	$1,007.80	$3.98	.80%	$1,000.00	$1,020.83	$4.01	.80%
Class A	$1,000.00	$1,006.10	$4.33	.87%	$1,000.00	$1,020.48	$4.36	.87%
Class C	$1,000.00	$1,002.40	$8.04	1.62%	$1,000.00	$1,016.76	$8.10	1.62%
Neuberger Berman Strategic Income Fund
Institutional Class	$1,000.00	$1,022.10	$3.76	.75%	$1,000.00	$1,021.08	$3.76	.75%
Trust Class	$1,000.00	$1,020.40	$5.51	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class A	$1,000.00	$1,020.10	$5.76	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class C	$1,000.00	$1,016.60	$9.25	1.85%	$1,000.00	$1,015.62	$9.25	1.85%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (19.5%)
$485	U.S. Treasury Bonds, 6.88%, due 8/15/25	$646
2,490	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,552	ØØ
10,539	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	12,101	ØØ
1,108	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	1,148
2,350	U.S. Treasury Notes, 2.38%, due 10/31/14	2,439	ØØ
3,400	U.S. Treasury Notes, 3.25%, due 7/31/16	3,601	ØØ
17,920	U.S. Treasury Notes, 3.13%, due 1/31/17	18,753	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $40,156)		41,240

U.S. Government Agency Securities (0.4%)
820	Freddie Mac, Notes, 1.13%, due 12/16/13 (Cost $819)	818

Mortgage-Backed Securities (47.3%)

Collateralized Mortgage Obligations (1.3%)
229	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 3.14%, due 9/20/35	185	µ
70	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.43%, due 7/20/36	59	µ
131	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.48%, due 1/25/36	99	µ
298	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.75%, due 11/25/35	245	µ
219	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 2.77%, due 5/25/35	181	µ
379	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 5.44%, due 3/25/37	278	µ
205	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 5.76%, due 1/25/37	136	µ
81	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.30%, due 11/25/36	77	µ
43	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.91%, due 5/25/36	26	µ
412	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 3.12%, due 6/25/36	237	µ
560	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.66%, due 6/25/35	480	µ
174	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.33%, due 4/25/47	81	µ
115	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.47%, due 7/25/35	109	µ
246	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 3.82%, due 9/25/35	173	µ
315	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.84%, due 1/25/36	176	µ
137	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.42%, due 9/25/46	62	µ
		2,604
Commercial Mortgage-Backed (10.6%)
515	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.62%, due 6/10/49	554	µ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	542
1,000	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	1,068	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	440
1,050	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.01%, due 12/10/49	1,161	µ
1,000	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	1,081
101	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CK6, Class A3, 6.39%, due 8/15/36	102
134	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.40%, due 4/15/22	132	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.72%, due 6/15/39	86	µ
1,200	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,301	ØØ
500	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.80%, due 9/15/39	541	µ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	106
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,063
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.47%, due 2/15/41	275	µ
750	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.82%, due 5/15/46	813	µ
503	DBUBS Mortgage Trust, Ser. 20011-LC1A, Class A1, 3.74%, due 11/10/46	517	ñ
1,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	1,084

See Notes to Schedule of Investments	22

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	$654
400	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	438
305	GS Mortgage Securities Corp. II, Ser. 2011-GC3, Class A4, 4.75%, due 3/10/44	316	ñ
1,300	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.81%, due 8/10/45	1,413	µØØ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,182	ØØ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	1,300	ØØ
1,270	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 6/15/49	1,386	µØØ
555	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	592
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,333	ØØ
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,067
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	1,520	µØØ
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	331
		22,398
Fannie Mae (21.0%)
24	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.45%, due 5/25/32	23	µ
5,414	Pass-Through Certificates, 6.00%, due 11/1/15 – 6/1/38	5,929
952	Pass-Through Certificates, 5.00%, due 3/1/21 – 7/1/39	1,009
86	Pass-Through Certificates, 8.50%, due 4/1/34	101
5,575	Pass-Through Certificates, 5.50%, due 11/1/35 – 1/1/39	6,007
3,585	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	3,689	Ø
4,700	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	4,961	Ø
19,440	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	20,922	Ø
1,615	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	1,766	Ø
		44,407
Freddie Mac (14.4%)
381	Pass-Through Certificates, 5.00%, due 5/1/23 – 1/1/39	404
35	Pass-Through Certificates, 6.50%, due 11/1/25	39
311	Pass-Through Certificates, 5.31%, due 2/1/37	328	µ
692	Pass-Through Certificates, 5.29%, due 4/1/37	732	µ
200	Pass-Through Certificates, 6.00%, due 12/1/37	219
722	Pass-Through Certificates, 5.50%, due 10/1/38 & 11/1/38	777
2,601	Pass-Through Certificates, 4.00%, due 12/1/40 – 2/1/41	2,588
17,020	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	16,911	Ø
7,810	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	8,392	Ø
		30,390
Total Mortgage-Backed Securities (Cost $97,071)		99,799

Corporate Debt Securities (26.1%)

Airlines (1.3%)
350	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 4.75%, due 1/12/21	341
616	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	631
795	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	822
883	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Ser. A, 7.75%, due 12/17/19	963
		2,757

See Notes to Schedule of Investments	23

PRINCIPAL AMOUNT		VALUE†
(000's omitted)		(000's omitted)

Banking (6.5%)
$970	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	$1,021	ØØ
1,025	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,030
770	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	820
925	Bank of America Corp., Senior Unsecured Notes, 5.63%, due 7/1/20	971
735	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	787
670	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	743
450	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	579
1,025	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,062	ØØ
455	Goldman Sachs Group, Inc., Senior Notes, 6.25%, due 2/1/41	467
1,140	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	1,140
540	Morgan Stanley, Senior Unsecured Notes, 3.80%, due 4/29/16	542
865	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	966
1,915	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,990	ØØ
1,490	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 4.60%, due 4/1/21	1,506	ØØ
		13,624
Chemicals (0.4%)
885	The Dow Chemical Co., Senior Unsecured Notes, 4.25%, due 11/15/20	867

Commercial Services (0.3%)
530	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	589	ñ

Diversified Financial Services (2.0%)
975	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	1,056	ØØ
655	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	715
675	Banque PSA Finance, Senior Unsecured Notes, 4.38%, due 4/4/16	681	ñ
1,030	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,148	ØØ
610	General Electric Capital Corp., Subordinated Notes, 5.30%, due 2/11/21	633
		4,233
Electric - Integrated (0.3%)
690	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	700

Energy - Exploration & Production (0.3%)
675	Nexen, Inc., Senior Unsecured Notes, 6.40%, due 5/15/37	693

Food (1.3%)
1,075	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	1,083	ñØØ
1,020	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	1,138
525	Sigma Alimentos SA. de CV, Senior Unsecured Notes, 5.63%, due 4/14/18	526	ñ
		2,747
Gas Distribution (0.5%)
425	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	426
530	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.38%, due 3/1/41	557
		983

See Notes to Schedule of Investments	24

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Industrial (0.2%)
$435	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	$484

Insurance (1.8%)
820	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	864
530	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	582
885	Nationwide Financial Services, Inc., Senior Unsecured Notes, 5.38%, due 3/25/21	901	ñ
800	PPL WEM Holdings PLC, Senior Unsecured Notes, 3.90%, due 5/1/16	812	ñ
695	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	727
		3,886
Integrated Energy (0.5%)
1,050	Petrobras Int'l Finance Co., Guaranteed Notes, 5.38%, due 1/27/21	1,065

Iron/Steel (0.3%)
545	Cliffs Natural Resources, Inc., Senior Unsecured Notes, 4.88%, due 4/1/21	552

Media (2.9%)
800	DirecTV Holdings LLC, Guaranteed Notes, 3.55%, due 3/15/15	828
760	DirecTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	780	ØØ
575	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	573
535	DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 3/1/41	559
780	News America, Inc., Guaranteed Notes, 6.15%, due 2/15/41	795	ñ
730	Time Warner Cable, Inc., Guaranteed notes, 8.75%, due 2/14/19	926	ØØ
705	Time Warner Cable, Inc., Guaranteed Notes, 5.88%, due 11/15/40	687
555	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	565
395	Time Warner, Inc., Guaranteed Notes, 6.25%, due 3/29/41	411
		6,124
Media - Broadcast (0.7%)
790	NBC Universal, Inc., Senior Unsecured Notes, 4.38%, due 4/1/21	771	ñ
565	NBC Universal, Inc., Senior Unsecured Notes, 6.40%, due 4/30/40	597	ñ
		1,368
Media - Cable (0.1%)
220	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	234

Metals/Mining Excluding Steel (0.2%)
460	Southern Copper Corp., Senior Unsecured Notes, 5.38%, due 4/16/20	467

Pharmaceuticals (0.4%)
735	Express Scripts, Inc., Guaranteed Notes, 3.13%, due 5/15/16	737

REITs (0.6%)
770	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	773
420	Simon Property Group LP, Senior Unsecured Notes, 10.35%, due 4/1/19	585
		1,358

See Notes to Schedule of Investments	25

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Specialty Retail (0.4%)
$845	Home Depot, Inc., Senior unsecured Notes, 5.95%, due 4/1/41	$866

Steel Producers/Products (1.4%)
1,370	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,482	ØØ
945	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	1,218	ØØ
170	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	171
		2,871
Telecom - Integrated/Services (0.2%)
455	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	515

Telecom - Wireless (0.6%)
1,290	Verizon Communications, Inc., Senior Unsecured Notes, 4.60%, due 4/1/21	1,318	ØØ

Telecommunications (2.3%)
535	America Movil SAB de CV, Guaranteed Notes, 5.75%, due 1/15/15	597
965	AT&T, Inc., Senior Unsecured Notes, 4.45%, due 5/15/21	971
525	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	572
215	Telecom Italia Capital SA, Guaranteed Notes, 4.95%, due 9/30/14	227	ØØ
950	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	969
435	Telefonica Emisiones SAU, Guaranteed Notes, 5.13%, due 4/27/20	442
985	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	1,022
		4,800
Tobacco (0.6%)
1,045	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	1,236

Total Corporate Debt Securities (Cost $53,264)		55,074

Asset-Backed Securities (0.7%)
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.36%, due 8/25/36	128	µ
22	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.67%, due 12/25/33	21	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.58%, due 1/25/36	57	µ
68	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.41%, due 4/25/36	58	µ
73	Countrywide Asset-Backed Certificates, Ser. 2007-BC2, Class 2A1, 0.30%, due 6/25/37	72	µ
31	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.47%, due 8/25/35	28	µ
432	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.38%, due 3/25/36	363	µ
11	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB6, Class A22, 0.30%, due 7/25/36	11	µ
42	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 0.97%, due 9/25/33	38	µ
81	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.43%, due 4/25/33	77	µ
71	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.37%, due 1/20/36	65	µ
84	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.39%, due 3/20/36	77	µ
164	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.31%, due 7/25/36	57	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	0	#µ*
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.26%, due 1/25/35	2	µ
45	MSCC Heloc Trust, Ser. 2003-2, Class A, 0.47%, due 4/25/16	41	µ
372	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.31%, due 7/25/36	251	µ
13	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.89%, due 3/25/33	9	µ
30	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.93%, due 4/25/33	22	µ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.75%, due 3/25/35	7	µ

See Notes to Schedule of Investments	26

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$34	SLM Student Loan Trust, Ser. 2008-6, Class A1, 0.67%, due 10/27/14	$35	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.89%, due 1/25/34	3	µ
	Total Asset-Backed Securities (Cost $2,708)	1,422

NUMBER OF SHARES

Short-Term Investments (31.9%)
67,425,634	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $67,426)	67,426
	Total Investments (125.9%)(Cost $261,444)	265,779	##
	Liabilities, less cash, receivables and other assets [(25.9%)]	(54,639)
	Total Net Assets (100.0%)	$211,140

See Notes to Schedule of Investments	27

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (79.5%)

Aerospace & Defense (1.0%)
$1,391	TASC, Inc., Term Loan B, 5.75%, due 12/18/15	$1,392	¢^^
667	TransDigm, Inc., Term Loan B, 4.00%, due 2/14/17	673
		2,065
AirTransport (1.2%)
2,444	Delta Air Lines, Inc., Term Loan B, 5.50%, due 4/20/17	2,406

All Telecom (3.6%)
1,130	ClientLogic Corp., Term Loan, 5.79%, due 1/30/14	1,129
248	Integra Telecom, Inc., Term Loan B, 9.25%, due 4/15/15	248
950	Intelsat Jackson Holdings S.A., Term Loan B, 5.25%, due 4/2/18	958
2,029	PAETEC Holding Corp., Term Loan B, due 4/11/18	2,034	¢^^
811	Springboard Finance, LLC, Term Loan A, 7.00%, due 2/23/15	816
608	Syniverse Technologies, Inc., Term Loan B, 5.25%, due 1/21/18	614
1,259	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,261
		7,060
Automotive (1.2%)
1,151	Federal Mogul Corp., Term Loan B, 2.15% – 2.18%, due 12/29/14	1,121	¢^^
587	Federal Mogul Corp., Term Loan C, 2.15% – 2.18%, due 12/28/15	573	¢^^
554	Tomkins LLC, Term Loan B, 4.25%, due 9/29/16	558
229	UCI Int'l, Inc., Term Loan B, 5.50%, due 7/26/17	231
		2,483
Building & Development (4.3%)
608	Armstrong World Industries, Inc., Term Loan B, 4.50%, due 3/9/18	610
2,683	Capital Automotive LP, Term Loan B, 5.00%, due 3/10/17	2,668	¢^^
697	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	702
1,119	Goodman Global, Inc., First Lien Term Loan, 5.75%, due 10/28/16	1,127
45	Goodman Global, Inc., Second Lien Term Loan, 9.00%, due 10/30/17	46
440	PGT Industries, Inc., Term Loan A2, 6.75%, due 2/14/12	433
309	Realogy Corp., Letter of Credit, 4.51%, due 10/10/16	291
2,721	Realogy Corp., Term Loan, 4.56%, due 10/10/16	2,558
		8,435
Business Equipment & Services (5.6%)
1,337	Acosta, Inc., Term Loan, 4.75%, due 3/1/18	1,343
1,750	Advantage Sales & Marketing LLC, Second Lien Term Loan, 9.25%, due 6/18/18	1,788
594	AutoTrader.com, Inc., Term Loan B, 4.75%, due 12/15/16	598
500	Brand Energy & Infrastructure Services, Inc., Term Loan, due 2/7/15	467	¢^^
788	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	804
814	Brock Holdings III, Inc., Term Loan B, 6.00%, due 3/16/17	823
967	Brock Holdings III, Inc., Second Lien Term Loan, 10.00%, due 3/16/18	994
1,305	IMS Health, Inc., Term Loan B, 4.50%, due 8/25/17	1,312
1,165	Language Line, LLC, Second Lien Term Loan, 10.50%, due 12/16/16	1,192
349	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 5/16/16	350
1,463	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	1,466
		11,137

See Notes to Schedule of Investments	28

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Cable & Satellite Television (0.1%)
$100	Charter Communications Operating LLC, Term Loan, 7.25%, due 3/6/14	$102

Chemicals & Plastics (4.5%)
1,207	General Chemical Corp., Term Loan B, 5.00% – 5.75%, due 3/3/17	1,213
485	Momentive Specialty Chemicals, Inc., Term Loan C1, 4.00%, due 5/5/15	483
623	Momentive Specialty Chemicals, Inc., Term Loan C7, 4.06%, due 5/5/15	620
204	Momentive Specialty Chemicals, Inc., Term Loan C2, 4.06%, due 5/5/15	203
2,625	PQ Corp., Second Lien Term Loan, 6.72%, due 7/30/15	2,589
1,851	Styron S.a.r.L. LLC, Term Loan B, 6.00%, due 8/2/17	1,872
1,812	Univar, Inc., Term Loan B, 5.00%, due 6/30/17	1,824
		8,804
Conglomerates (0.3%)
534	Walter Energy, Inc., Term Loan B, 4.00%, due 4/2/18	538

Consumer/Commercial/Lease Financing (0.4%)
768	AWAS Capital, Inc., First Lien Term Loan, 7.75%, due 6/10/16	785

Containers & Glass Products (0.9%)
487	Berry Plastics Corp., Term Loan C, 2.31%, due 4/3/15	469
928	Graham Packaging Co. L.P., Term Loan C, 6.75%, due 4/5/14	936
299	Graham Packaging Co. L.P., Term Loan D, 6.00%, due 9/23/16	301
		1,706
Drugs (1.3%)
576	Warner Chilcott Co. LLC, Term Loan B2, 4.25%, due 3/15/18	579
1,151	Warner Chilcott Co. LLC, Term Loan B1, 4.25%, due 3/15/18	1,159
792	WC Luxco S.a.r.L., Term Loan B3, 4.25%, due 3/15/18	797
		2,535
Electronics/Electrical (6.0%)
396	Aspect Software, Inc., Term Loan B, 6.25%, due 4/19/16	399
1,217	Ceridian Corp., Term Loan, 3.21%, due 11/10/14	1,194
458	CommScope, Inc., Term Loan B, 5.00%, due 1/14/18	461
957	Datatel, Inc., First Lien Term Loan, 5.00%, due 2/20/17	959	¢^^
716	Datatel, Inc., Second Lien Term Loan, 8.75%, due 2/19/18	725
501	Deutsch Group, Term Loan B, due 6/21/14	476	¢^^
499	Deutsch Group, Term Loan C, due 6/21/15	477	¢^^
1,831	Edwards (Cayman Islands II) Ltd., Term Loan B, 5.50%, due 5/31/16	1,833
3,006	Freescale Semiconductor, Inc., Term Loan B, 4.49%, due 12/1/16	3,004	¢^^
763	NDS Finance Ltd., Term Loan B, 4.00%, due 3/12/18	764
363	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	369
1,130	Verint Systems, Inc., Term Loan B, due 10/6/17	1,133	¢^^
		11,794

See Notes to Schedule of Investments	29

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Equipment Leasing (1.0%)
$141	Delos Aircraft, Inc., Term Loan B2, 7.00%, due 3/17/16	$142
692	Int'l Lease Finance Corp., Term Loan B1, 6.75%, due 3/17/15	694
1,085	NES Rentals Holdings, Inc., Second Lien Term Loan, 10.00%, due 7/20/13	1,077
		1,913
Farming/Agriculture (0.3%)
666	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50% – 5.75%, due 2/11/16	670

Financial Intermediaries (5.0%)
500	CIT Group, Inc., Term Loan 3, 6.25%, due 8/11/15	507
599	Fifth Third Processing Solutions, Term Loan B, 5.50%, due 11/3/16	603
150	Fifth Third Processing Solutions, Second Lien Term Loan, 8.25%, due 11/1/17	153
3,036	First Data Corp., Term Loan B3, 2.96%, due 9/24/14	2,882
884	Fortress Investment Group LLC, Term Loan B, 5.75%, due 9/30/15	892
1,194	Harbourvest Partners, LLC, Term Loan B, 6.25%, due 12/14/16	1,200
481	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	484
2,090	Nuveen Investments, Inc., Term Loan, 5.77% – 5.81%, due 5/12/17	2,144
168	Ocwen Financial Corp., Term Loan, 9.00%, due 7/29/15	168
833	Springleaf Finance Corp., Term Loan B, 7.25%, due 4/21/15	834
		9,867
Food Products (2.0%)
1,243	Del Monte Foods Co., Term Loan B, 4.50%, due 3/8/18	1,248
270	Michael Foods Group, Inc., Term Loan, 4.25%, due 2/23/18	272
1,593	NBTY, Inc., Term Loan B, 4.25%, due 10/2/17	1,603	¢^^
874	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	885
		4,008
Food Service (0.6%)
1,310	U.S. Foodservice, Inc., Term Loan B, 2.71%, due 7/3/14	1,267

Food/Drug Retailers (0.6%)
1,286	Rite Aid Corp., Term Loan 5, 4.50%, due 2/28/18	1,278

Forest Products (0.3%)
335	Pertus Sechszehnte GMBH, Term Loan B2, 2.59%, due 6/13/15	315
335	Pertus Sechszehnte GMBH, Term Loan C2, 2.84%, due 6/13/16	317
		632
Health Care (7.6%)
957	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/21/16	957
3,010	CareStream Health, Inc., Term Loan B, 5.00%, due 2/25/17	2,818	¢^^
648	Catalent Pharma Solutions, Term Loan, 2.46%, due 4/10/14	631
1,635	IASIS Healthcare LLC, Term Loan, 5.46%, due 6/13/14	1,646	¢^^
1,395	IASIS Healthcare LLC, Term Loan B, due 4/18/18	1,400	¢^^
2,721	Kindred Healthcare, Inc., Term Loan, due 2/7/18	2,717	¢^^
848	Multiplan, Inc., Term Loan B, 4.75%, due 8/26/17	851
335	Nyco Holdings 2 ApS, Term Loan B2, 4.21%, due 12/29/14	331
335	Nyco Holdings 2 ApS, Term Loan C2, 4.71%, due 12/29/15	333

See Notes to Schedule of Investments	30

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$785	RehabCare Group, Inc., Term Loan B, 6.00%, due 11/24/15	$786
599	Rural/Metro Operating Co. LLC, Term Loan B, 6.00%, due 11/24/16	605
572	Sheridan Healthcare, Inc., Term Loan, 4.06%, due 6/13/14	568
1,351	Universal Heath Services, Inc., Term Loan B, 4.00%, due 11/15/16	1,359
		15,002
Home Furnishings (0.9%)
1,820	National Bedding Co. LLC, Second Lien Term Loan, 5.31%, due 2/28/14	1,788

Industrial Equipment (0.5%)
905	Kinetek Acquistions Corp., Term Loan B1, 2.96% – 4.75%, due 11/11/13	863
92	Kinetek Acquistions Corp., Term Loan B2, 2.96% – 4.75%, due 11/11/13	88
		951
Insurance (0.3%)
571	Sedgwick CMS Holdings, Inc., Term Loan, 5.00%, due 12/30/16	576

Leisure Goods/Activities/Movies (1.6%)
519	Cedar Fair L.P., Term Loan B, 4.00%, due 12/15/17	523
500	LodgeNet Entertainment Corp., Term Loan, due 4/4/14	478	¢^^
734	Six Flags Theme Parks, Inc., Term Loan B, 5.25%, due 6/30/16	740
1,374	Summit Entertainment LLC, Term Loan, 7.50%, due 9/7/16	1,353
		3,094
Lodging & Casinos (3.6%)
1,530	Ameristar Casinos, Inc., Term Loan B, due 4/13/18	1,543	¢^^
691	Boyd Gaming Corp., Term Loan, 3.71%, due 12/17/15	678
3,095	Caesars Entertainment Operating Co., Term Loan B2, 3.21% – 3.27%, due 1/28/15	2,896
1,822	Caesars Entertainment Operating Co., Term Loan, 9.50%, due 10/31/16	1,930
		7,047
Nonferrous Metals/Minerals (1.5%)
2,097	Fairmount Minerals Ltd., Term Loan B, 5.25%, due 3/1/17	2,113
811	Novelis, Inc., Term Loan B, 4.00%, due 11/29/16	818
		2,931
Oil & Gas (0.4%)
727	Dynegy Holdings, Inc., Letter of Credit, 4.03%, due 4/2/13	724

Publishing (6.2%)
492	Cengage Learning Acquisitions, Inc., Term Loan, 2.46%, due 7/3/14	473
3,459	Cengage Learning Acquisitions, Inc., Term Loan 1, 7.50%, due 7/3/14	3,477	¢^^
211	Dex Media East LLC, Term Loan, 2.78% – 2.82%, due 10/24/14	168
376	Dex Media West LLC, Term Loan, 7.00%, due 10/24/14	337
721	Getty Images, Inc., Term Loan, 5.25%, due 11/7/16	729
171	Instant Web, Inc., Term Loan DD, 3.59%, due 8/5/14	147
1,645	Instant Web, Inc., Term Loan B, 3.59%, due 8/7/14	1,413
1,202	Interactive Data Corp., Term Loan B, 4.75%, due 2/12/18	1,208
691	Media General, Inc., Term Loan, 4.46% – 4.56%, due 3/29/13	667

See Notes to Schedule of Investments	31

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,995	Postmedia Network, Inc., Term Loan C, 7.25%, due 7/13/16	$2,010
1,556	Quad Graphics, Inc., Term Loan B, 5.50%, due 4/14/16	1,558
		12,187
Radio & Television (5.4%)
2,278	Clear Channel Communications, Inc., Term Loan A, 3.61%, due 7/29/14	2,145	¢^^
2,099	Clear Channel Communications, Inc., Term Loan B, 3.86%, due 1/28/16	1,867
2,732	Fox Acquisition Sub LLC, Term Loan B, 4.75% – 6.00%, due 7/14/15	2,743
3,910	Univision Communications, Inc., Term Loan, 4.46%, due 3/31/17	3,820
		10,575
Retailers (except food & drug) (5.4%)
1,328	AMSCAN Holdings, Inc., Term Loan B, 6.75%, due 12/4/17	1,341
326	Bass Pro Group LLC, Term Loan, 5.00% – 5.75%, due 4/9/15	328
1,763	Gymboree Corp., Term Loan, 5.00%, due 2/23/18	1,765
1,137	Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.50%, due 12/22/17	1,136
1,494	Michaels Stores, Inc., Term Loan B2, 4.81% – 4.88%, due 7/31/16	1,503	¢^^
1,200	Neiman Marcus Group, Inc., Term Loan B2, 4.31%, due 4/6/16	1,200
1,230	PETCO Animal Supplies, Inc., Term Loan, 4.50%, due 11/24/17	1,239
1,130	Pilot Travel Centers LLC, Term Loan B, 4.25%, due 3/30/18	1,138
59	ServiceMaster Co., Term Loan DD, 2.72%, due 7/24/14	58
590	ServiceMaster Co., Term Loan, 2.75% – 2.81%, due 7/24/14	580
473	Toys 'R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	476
		10,764
Steel (0.3%)
662	JMC Steel Group, Inc., Term Loan, 4.75%, due 4/3/17	669

Utilities (5.6%)
1,418	Bicent Power LLC, First Lien Term Loan B, 2.31%, due 6/30/14	1,198
2,097	Calpine Corp., Term Loan, 4.50%, due 4/2/18	2,114
58	Dynegy Holdings, Inc., Term Loan B, 4.03%, due 4/2/13	58
305	EquiPower Resources Corp., Term Loan B, 5.75%, due 1/26/18	308
250	FirstLight Power Resources, Inc., Second Lien Term Loan, 4.81%, due 5/1/14	238
458	GenOn Energy, Inc., Term Loan B, 6.00%, due 9/8/17	463
193	Great Point Power, Term Loan DD, 4.25%, due 3/10/17	192
66	Longview Power LLC, Letter of Credit, 2.56%, due 2/28/14	64
747	Longview Power LLC, Term Loan DD, 2.56%, due 2/28/14	729
641	Longview Power LLC, Term Loan B, 2.56%, due 2/28/14	626
3,438	Texas Competitive Electric Holdings Co. LLC, Term Loan, 4.73%, due 10/10/17	2,748	¢^^
2,450	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.56%, due 12/15/14	2,387	¢^^
		11,125
Total Bank Loan Obligations (Cost $155,759)		156,918

Corporate Debt Securities (17.3%)

Aerospace/Defense (0.3%)
565	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	630

See Notes to Schedule of Investments	32

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

AirTransport (1.2%)
$1,780	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	$1,793	ñØØ
235	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 9.00%, due 7/8/16	267	ØØ
275	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	295	ñ
		2,355
Auto Loans (0.5%)
800	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	930	ØØ

Building Materials (0.2%)
475	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	488	ñØØ

Chemicals (0.3%)
438	Lyondell Chemical Co., Senior Secured Notes, 8.00%, due 11/1/17	488	ñ

Consumer/Commercial/Lease Financing (1.9%)
855	CIT Group, Inc., Secured Notes, Ser. C, 5.25%, due 4/1/14	876	ñ
1,015	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	1,022	ØØ
500	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/17	504	ØØ
105	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	111	ñ
250	Int'l Lease Finance Corp., Senior Secured Notes, 6.75%, due 9/1/16	266	ñØØ
905	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	973	ñ
		3,752
Department Stores (0.4%)
745	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	729	ñØØ

Diversified Financial Services (0.2%)
443	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/15/16	451	ñ

Electric - Generation (2.6%)
1,315	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	1,381	ñØØ
1,040	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	967	ØØ
1,730	Energy Future Intermediate Holding Co. LLC, Senior Secured Notes, 10.00%, due 12/1/20	1,860
963	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	872	ØØ
		5,080
Electronics (0.5%)
770	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	891	ñØØ

Energy - Exploration & Production (1.2%)
1,600	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,748
615	Sandridge Energy, Inc., Guaranteed Floating Rate Notes, 3.93%, due 4/1/14	611	µØØ
		2,359
Gaming (0.6%)
750	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	782	ñØØ
400	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	408	ñc
		1,190
Gas Distribution (0.3%)
455	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	498	ØØ

Health Facilities (0.8%)
1,185	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,316	ØØ
150	HCA, Inc., Senior Secured Notes, 7.25%, due 9/15/20	161
		1,477
Health Services (0.3%)
600	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	638	ØØ

Hotels (0.8%)
1,665	FelCor Escrow Holdings LLC, Senior Secured Notes, 6.75%, due 6/1/19	1,663	ñØ

See Notes to Schedule of Investments	33

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Media - Cable (0.7%)
$750	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	$817	ØØ
550	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	616	ØØ
		1,433
Metals/Mining Excluding Steel (0.3%)
615	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	619

Packaging (0.7%)
1,400	Berry Plastics Corp., Senior Secured Floating Rate Notes, 5.03%, due 2/15/15	1,379	µ

Specialty Retail (0.5%)
1,025	Toys "R" Us-Delaware, Inc., Senior Secured Notes, 7.38%, due 9/1/16	1,074	ñØØ

Steel Producers/Products (0.8%)
1,615	Ryerson, Inc., Guaranteed Floating Rate Notes, 7.68%, due 11/1/14	1,627	µØØ

Support - Services (0.6%)
800	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	801	ñ
350	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	401	ñØØ
		1,202
Telecom - Integrated/Services (0.2%)
335	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	366	ØØ

Telecom - Wireless (1.4%)
1,585	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	1,692	ØØ
950	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	1,005	ñØØ
		2,697
Total Corporate Debt Securities (Cost $33,459)		34,016

NUMBER OF SHARES

Short-Term Investments (8.1%)
30	State Street Institutional Government Money Market Fund Institutional Class	0
16,027,053	State Street Institutional Liquid Reserves Fund Institutional Class	16,027	ØØ

Total Short-Term Investments (Cost $16,027)		16,027

Total Investments (104.9%)(Cost $205,245)		206,961	##

Liabilities, less cash, receivables and other assets [(4.9%)]		(9,609)

Total Net Assets (100.0%)		$197,352

See Notes to Schedule of Investments	34

Schedule of Investments Neuberger Berman High Income Bond Fund
(Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (2.1%)

Financial Intermediaries (0.4%)
$4,829	First Data Corp., Term Loan B3, 2.96%, due 9/24/14	$4,584

Lodging & Casinos (0.7%)
7,297	Caesars Entertainment Operating Co., Term Loan B4, 9.50%, due 10/31/16	7,730

Radio & Television (0.6%)
3,205	Clear Channel Communications, Inc., Term Loan A, 3.61%, due 7/29/14	3,018	¢^^
3,467	Clear Channel Communications, Inc., Term Loan B, 3.86%, due 1/28/16	3,084	¢^^
		6,102
Utilities (0.4%)
6,139	Texas Competitive Electric Holdings Co. LLC, Term Loan B, due 10/10/14	4,907	¢^^

Total Bank Loan Obligations (Cost $23,693)		23,323

Corporate Debt Securities (93.6%)

Aerospace/Defense (0.7%)
2,500	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	2,788
2,405	Huntington Ingalls Industries, Inc., Guaranteed Notes, 7.13%, due 3/15/21	2,531	ñ
2,500	L-3 Communications Corp., Guaranteed Notes, Ser. B, 6.38%, due 10/15/15	2,581
		7,900
Airlines (1.5%)
8,860	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	8,927	ñ
3,785	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	4,059	ñ
3,382	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	3,847
		16,833
Apparel/Textiles (1.9%)
6,370	Hanesbrands, Inc., Guaranteed Notes, 6.38%, due 12/15/20	6,306
3,035	Intelsat Jackson Holdings S.A., Guaranteed Notes, 8.50%, due 11/1/19	3,270
1,960	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	2,117
9,450	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	9,994	ñ
		21,687
Auto Loans (2.5%)
2,955	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 6/1/14	3,337
6,955	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	7,658
13,615	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	16,172
1,500	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.75%, due 2/1/21	1,533
		28,700

See Notes to Schedule of Investments	35

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Automakers (1.3%)
$1,600	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	$1,997
2,233	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	2,778
8,910	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	9,935
		14,710
Banking (2.4%)
3,875	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	4,040	ñØØ
6,500	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	7,182
11,140	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	12,518	ØØ
2,685	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	2,927	ñ
		26,667
Building & Construction (0.9%)
3,401	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 6/15/18	3,392
2,850	Beazer Homes USA, Inc., Senior Unsecured Notes, 9.13%, due 5/15/19	2,843	ñ
2,390	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	2,474	ñ
1,805	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	1,859	ñ
		10,568
Building Materials (2.5%)
4,325	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	4,471
9,430	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	9,689	ñ
5,490	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	5,984	ñ
1,215	USG Corp., Senior Unsecured Notes, 6.30%, due 11/15/16	1,160
875	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	921
5,910	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	6,206	ñ
		28,431
Chemicals (2.3%)
3,810	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	4,301
2,400	Hexion US Finance Corp., Senior Secured Notes, 8.88%, due 2/1/18	2,604
1,385	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	1,558
2,575	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	2,890	ñ
3,050	Lyondell Chemical Co., Senior Secured Notes, 8.00%, due 11/1/17	3,401	ñ
10,775	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	11,610	ñ
		26,364
Consumer/Commercial/Lease Financing (4.9%)
7,558	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	7,615
12,218	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/17	12,317
2,955	CIT Group, Inc., Secured Notes, 6.63%, due 4/1/18	3,174	ñ
2,620	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	2,882	ñ
7,845	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	8,826	ñ
4,840	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	5,517
8,585	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	9,229	ñ
5,970	SLM Corp., Senior Medium-Term Notes, 6.25%, due 1/25/16	6,330
		55,890

See Notes to Schedule of Investments	36

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Department Stores (1.1%)
$3,135	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	$3,127
5,295	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	5,295
4,090	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	4,003	ñ
		12,425
Diversified Capital Goods (0.3%)
3,765	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	3,737

Electric - Generation (5.7%)
9,225	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	9,686	ñ
3,045	Calpine Corp., Senior Secured Notes, 7.50%, due 2/15/21	3,220	ñ
3,880	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.50%, due 6/1/15	3,414
5,340	Dynegy Holdings, Inc., Senior Unsecured Notes, 7.75%, due 6/1/19	4,165
6,175	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	5,743
3,400	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	2,695
7,245	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	5,669
8,378	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	6,221
13,030	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	13,681	ñ
2,905	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	3,058
1,430	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	1,498
5,820	Texas Competitive Electric Holdings Co. LLC, Senior Secured Notes, 11.50%, due 10/1/20	5,980	ñ
		65,030
Electric - Integrated (0.6%)
3,235	Clearwire Communications LLC, Secured Notes, 12.00%, due 12/1/17	3,502	ñ
2,575	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	2,807	ñ
		6,309
Electronics (1.3%)
3,490	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	3,874	ñ
6,005	Freescale Semiconductor, Inc., Guaranteed Notes, 10.75%, due 8/1/20	6,906	ñ
3,295	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	3,814	ñ
		14,594
Energy - Exploration & Production (7.8%)
16,805	ATP Oil & Gas Corp., Secured Notes, 11.88%, due 5/1/15	17,477
4,445	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	4,856
1,175	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	1,266
8,660	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	8,942
3,985	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	4,214
11,770	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	11,932
3,000	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	3,120
4,250	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	4,696
5,150	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	5,517	ñ
2,095	Petrohawk Energy Corp., Guaranteed Notes, 7.25%, due 8/15/18	2,226
1,970	Petrohawk Energy Corp., Guaranteed Notes, 7.25%, due 8/15/18	2,093	ñ
1,305	Pioneer Natural Resources Co., Guaranteed Notes, 5.88%, due 7/15/16	1,385
2,360	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	2,531
1,465	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	1,632
945	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	951
3,970	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	4,645

See Notes to Schedule of Investments	37

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$8,050	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	$8,513	ñ
2,115	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	2,226	ñ
		88,222
Food & Drug Retailers (0.5%)
6,315	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	5,841

Food - Wholesale (0.3%)
2,860	Blue Merger Sub, Inc., Guaranteed Notes, 7.63%, due 2/15/19	2,928	ñ

Forestry/Paper (0.4%)
1,875	Georgia-Pacific LLC, Senior Unsecured Notes, 7.75%, due 11/15/29	2,077
2,390	PE Paper Escrow GmbH, Senior Secured Notes, 12.00%, due 8/1/14	2,760	ñ
		4,837
Gaming (5.3%)
7,360	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	7,673	ñ
7,560	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	7,715	ñc
6,995	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	8,237	ñ
5,690	Harrah's Operating Co., Inc., Guaranteed Notes, 5.63%, due 6/1/15	4,780
3,445	Harrah's Operating Co., Inc., Secured Notes, 12.75%, due 4/15/18	3,514	ñ
6,265	MGM Mirage, Inc., Guaranteed Notes, 6.63%, due 7/15/15	6,038
4,215	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	4,088
1,805	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	2,012
6,491	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	6,694	ñ
2,365	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	2,362	ñ
6,780	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	7,254	ñ
		60,367
Gas Distribution (4.0%)
3,000	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	3,112
5,390	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	5,982
670	El Paso Corp., Global Medium-Term Notes, 7.75%, due 1/15/32	767
2,640	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	3,017
9,950	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	10,895
4,245	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	4,754
2,100	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	2,216	ñ
3,915	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	4,121
5,255	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	5,794
4,185	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	4,467
		45,125
Health Facilities (2.5%)
1,025	Biomet, Inc., Guaranteed Notes, 10.00%, due 10/15/17	1,133
1,420	Biomet, Inc., Guaranteed Notes, 10.38%, due 10/15/17	1,578	c
4,410	Biomet, Inc., Guaranteed Notes, 11.63%, due 10/15/17	5,005
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,261
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	1,878
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,212
9,015	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	10,007
1,675	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	1,702	ñ

See Notes to Schedule of Investments	38

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$1,875	Tenet Healthcare Corp., Senior Unsecured Notes, 9.25%, due 2/1/15	$2,053
1,815	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	2,051
		27,880
Investments & Misc. Financial Services (1.4%)
12,805	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	13,189
2,480	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	2,561
		15,750
Leisure (0.4%)
4,195	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	4,573	ñ

Machinery (1.8%)
11,025	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	12,321	ñ
2,615	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	2,765
5,220	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	5,716
		20,802
Media - Broadcast (3.6%)
3,555	Citadel Broadcasting Corp., Guaranteed Notes, 7.75%, due 12/15/18	3,848	ñ
17,190	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	16,717
2,875	Cumulus Media, Inc., Senior Notes, 7.75%, due 5/1/19	2,875	ñØ
3,950	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	4,424	ñ
3,595	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	3,730	ñ
355	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	421	ñ
8,395	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	8,941	ñ
		40,956
Media - Cable (5.5%)
3,000	Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	3,270
3,840	CCH II LLC, Guaranteed Notes, 13.50%, due 11/30/16	4,632
6,165	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	6,566
480	CCO Holdings LLC, Guaranteed Notes, 7.88%, due 4/30/18	520
1,900	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	1,990
1,010	CCO Holdings LLC, Senior Notes, 7.00%, due 1/15/19	1,055	ñ
2,890	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,215
8,400	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	9,009	ñ
2,100	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	2,331
11,940	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	13,015
1,385	Mediacom LLC, Senior Unsecured Notes, 9.13%, due 8/15/19	1,503
1,355	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	1,507	ñ
4,955	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	5,550
6,775	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	7,766
550	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	621
		62,550
Media - Services (1.2%)
1,890	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	2,103
10,475	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	11,156
		13,259

See Notes to Schedule of Investments	39

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Metals/Mining Excluding Steel (2.5%)
$7,200	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	$8,064
14,035	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	14,807	ñ
4,310	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	4,859
		27,730
Packaging (3.3%)
2,800	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	3,052
880	Ball Corp., Guaranteed Notes, 7.38%, due 9/1/19	954
11,221	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	11,291
6,940	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	6,966	ñ
2,770	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	3,026
3,703	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	4,083
3,545	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.00%, due 4/15/19	3,735	ñ
3,680	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	3,795	ñ
		36,902
Pharmaceuticals (1.9%)
1,110	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	1,216	ñ
6,080	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	6,718	ñ
7,485	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	7,471	ñ
4,155	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	4,134	ñ
1,595	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	1,593	ñ
		21,132
Printing & Publishing (1.7%)
5,885	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	6,621
6,865	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	6,882	ñ
6,045	TL Acquisitions, Inc., Senior Notes, 10.50%, due 1/15/15	6,211	ñ
		19,714
Real Estate Dev. & Mgt. (0.5%)
4,972	Realogy Corp., Guaranteed Notes, 11.50%, due 4/15/17	5,183	ñ

Software/Services (4.8%)
3,480	Buccaneer Merger Sub., Inc., Senior Notes, 9.13%, due 1/15/19	3,732	ñ
4,150	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	4,316
11,835	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	12,426	c
4,455	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	4,878
4,675	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	5,166
7,780	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	7,858
5,355	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	5,516
680	SunGard Data Systems, Inc., Guaranteed Notes, 10.63%, due 5/15/15	748
3,690	SunGard Data Systems, Inc., Guaranteed Notes, 10.25%, due 8/15/15	3,875
1,675	SunGard Data Systems, Inc., Senior Unsecured Notes, 7.38%, due 11/15/18	1,730	ñ
3,350	SunGard Data Systems, Inc., Senior Unsecured Notes, 7.63%, due 11/15/20	3,492	ñ
		53,737
Specialty Retail (0.8%)
8,025	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	9,098

See Notes to Schedule of Investments	40

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Steel Producers/Products (0.6%)
$4,155	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	$4,326
2,375	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	2,132
		6,458
Support - Services (2.2%)
5,400	ARAMARK Holdings Corp., Senior Notes, 8.63%, due 5/1/16	5,548	ñc
2,230	Hertz Corp., Guaranteed Notes, 6.75%, due 4/15/19	2,275	ñ
3,505	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	3,505	ñ
1,939	RSC Equipment Rental, Inc., Senior Unsecured Notes, 9.50%, due 12/1/14	2,031
1,110	RSC Equipment Rental, Inc., Guaranteed Notes, 10.25%, due 11/15/19	1,274
2,465	RSC Equipment Rental, Inc., Guaranteed Notes, 8.25%, due 2/1/21	2,601
4,165	United Rentals N.A., Inc., Guaranteed Notes, 8.38%, due 9/15/20	4,436
1,505	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	1,595	ñ
1,565	West Corp., Guaranteed Notes, 7.88%, due 1/15/19	1,612	ñ
		24,877
Telecom - Equipment (0.3%)
2,825	CommScope, Inc., Guaranteed Notes, 8.25%, due 1/15/19	2,973	ñ

Telecom - Integrated/Services (5.3%)
8,450	Citizens Communications Corp., Senior Unsecured Notes, 9.00%, due 8/15/31	8,703
6,230	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	6,869
9,620	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	10,414	ñ
15,570	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	17,049	c
3,370	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	3,677
1,840	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	1,992	ñ
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,924
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,740
4,880	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	5,173
		59,541
Telecom - Wireless (5.1%)
12,585	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	13,686	ñ
11,220	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	11,978
4,760	Cricket Communications, Inc., Guaranteed Notes, 7.75%, due 10/15/20	4,861
3,970	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	3,806
10,255	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	10,396
2,430	Wind Acquisition Finance SA, Guaranteed Notes, 11.75%, due 7/15/17	2,825	ñ
9,775	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	10,337	ñ
		57,889
Total Corporate Debt Securities (Cost $1,007,728)		1,058,169

NUMBER OF SHARES

Short-Term Investments (3.7%)
41,734,644	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $41,734)	41,735
Total Investments (99.4%) (Cost $1,073,155)		1,123,227	##
Cash, receivables and other assets, less liabilities (0.6%)		7,153
Total Net Assets (100.0%)		$1,130,380

See Notes to Schedule of Investments	41

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund
(Unaudited)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)

Municipal Debt Securities (99.3%)

Alaska (0.1%)
$100	Anchorage G.O., Ser. 2008-A, 5.00%, due 8/1/20	$111

Arizona (3.6%)
875	Northern Arizona Univ. Cert. of Participation (Research Infrastructure Proj.), Ser. 2005, (AMBAC Insured), 4.00%, due 9/1/14	914
2,000	Pima Co. Cert. of Participation, Ser. 2009, 4.00%, due 6/1/12	2,059
1,020	Salt River Proj. Agricultural Imp. & Pwr. Dist. Elec. Sys. Ref. Rev., Ser. 2002-A, 5.25%, due 1/1/18	1,058
		4,031
California (10.2%)
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,034
2,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	2,028
850	Folsom Spec. Tax Ref. (Comm. Facs. Dist. Number 2), Ser. 2010, 5.00%, due 12/1/19	884
1,190	Mesa Cons. Wtr. Dist. Cert. of Participation, Ser. 2010, 5.00%, due 3/15/22	1,290
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	922
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	941	ñ
630	San Francisco City & Co. Redev. Agcy. Lease Rev. Cap. Appreciation (George R. Moscone Convention Ctr.), Ser. 1992, 0.00%, due 7/1/12	622
1,125	Santa Clara Co. East Side Union High Sch. Dist. G.O. (Election 2008), Ser. 2010-B, (Assured Guaranty Insured), 5.00%, due 8/1/23	1,197
500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured), 0.00%, due 12/1/37	381	a
1,300	Walnut Pub. Fin. Au. Tax Allocation Rev. (Walnut Imp. Proj.), Ser. 2002, (AMBAC Insured), 5.38%, due 9/1/22	1,312
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	770	Øb
		11,381
Colorado (2.6%)
800	Colorado Ed. & Cultural Facs. Au. Rev. (Nat'l Jewish Federal Board Prog.), Ser. 2009-C7, (LOC: U.S. Bank), 0.27%, due 3/1/39	800	µß
1,345	Colorado Wtr. Res. & Pwr. Dev. Au. Clean Wtr. Rev., Ser. 2010-A, 4.00%, due 9/1/25	1,376
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	758
		2,934
District of Columbia (0.9%)
915	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	980	ß

Florida (3.2%)
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	659
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,315	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,635	ß
		3,609

See Notes to Schedule of Investments	42

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)

Georgia (1.0%)
$1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	$1,161

Illinois (10.4%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,175
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,108
1,600	Cook Co. Sch. Dist. Number 144 G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	1,608
500	Illinois Fin. Au. Rev. (Univ. of Chicago), Ser. 2007, 5.00%, due 7/1/22	526	ß
1,650	Illinois St. (Build Illinois), Ser. 2010, 5.00%, due 6/15/17	1,814
2,000	Illinois St. G.O., Ser. 1997, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/22	2,000
250	Illinois St. G.O., Ser. 2004-A, 5.00%, due 3/1/22	251
460	Illinois St. G.O., Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 4/1/20	469
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,604
		11,555
Indiana (2.6%)
940	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,026
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,826
		2,852
Iowa (1.3%)
1,345	Iowa Fin. Au. Hlth. Care Fac. Rev. (Genesis Hlth. Sys.), Ser. 2010, 5.00%, due 7/1/13	1,442	ß

Kansas (1.8%)
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	782	ß
1,225	Wichita Hosp. Rev. Ref. (Facs. Imp.), Ser. 2001-III, 6.25%, due 11/15/18	1,263	ß
		2,045
Louisiana (0.5%)
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	594

Maryland (0.9%)
1,000	Maryland St. G.O., Ser. 2011-B, 4.00%, due 3/15/25	1,013

Massachusetts (7.6%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,224
1,000	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/24	1,187
950	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,018
1,200	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,196
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	557	ß
1,000	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/14	1,010	µßØØ
900	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Tufts Univ.), Ser. 1995-G, (LOC: Bank of America), 0.22%, due 2/15/26	900	µß
375	Massachusetts St. Turnpike Au. Western Turnpike Rev., Ser. 1997-A, (National Public Finance Guarantee Corp. Insured), 5.55%, due 1/1/17	376
		8,468

See Notes to Schedule of Investments	43

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)

Michigan (6.7%)
$1,400	Forest Hills Pub. Sch. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	$1,486
1,000	Michigan St. Hsg. Dev. Au., Ser. 2009-B, 3.10%, due 6/1/11	1,001
1,500	Michigan St. Hsg. Dev. Au. Rental Hsg. Rev., Ser. 2011-B, 4.00%, due 10/1/16	1,550
1,000	Michigan St. Trunk Line Ref. Rev., Ser. 2009, 5.00%, due 11/1/19	1,110
2,160	Saginaw Valley St. Univ. Rev., Ser. 2010-A, 5.00%, due 7/1/13	2,303
		7,450
Minnesota (1.5%)
1,500	Becker PCR (No. St. Pwr. Co.), Ser. 1992-A, 8.50%, due 3/1/19	1,659	ß

Mississippi (1.3%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,126
290	Mississippi St. G.O. Ref., Ser. 2003-A, 5.25%, due 11/1/20	341
		1,467
Missouri (1.7%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Ref. Rev. Wtr. Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,094
750	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	759	ß
		1,853
Nebraska (1.2%)
1,220	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,361

Nevada (2.0%)
1,345	Clark Co. G.O. (Limited Tax Bond Bank), Ser. 2001, (National Public Finance Guarantee Corp. Insured), 5.50%, due 6/1/13	1,350
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	832
		2,182
New Jersey (4.0%)
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,081
1,000	New Jersey St. Turnpike Au. Turnpike Rev., Ser. 2009-H, 5.00%, due 1/1/20	1,086
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,079
1,255	Newark G.O., Ser. 2010-A, 4.00%, due 10/1/21	1,255
		4,501
New Mexico (1.7%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	818
1,000	New Mexico Fin. Au. St. Trans. Rev. Sr. Lien, Ser. 2004-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/15/21 Pre-Refunded 6/15/14	1,134
		1,952
New York (13.1%)
400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	432
1,500	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2011-E, 5.00%, due 11/1/16	1,736
3,640	New York St. Dorm. Au. Rev., Ser. 2002-B, 5.25%, due 11/15/23 Putable 5/15/12	3,813	µ
1,450	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mtge. United Hlth. Hosp.), Ser. 2009, (FHA Insured), 4.00%, due 8/1/14	1,504	ß

See Notes to Schedule of Investments	44

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)

$530	New York St. Env. Fac. Corp. Spec. Oblig. Rev. Ref. (Riverbank St. Park), Ser. 1996, (AMBAC Insured), 6.25%, due 4/1/12	$558
1,000	New York St. Local Gov't Assist. Corp., Ser. 1993-E, (AGM Insured), 6.00%, due 4/1/14	1,089
175	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	183
1,000	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2010-A, 5.00%, due 3/15/19	1,162
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	867
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,038
1,125	Triborough Bridge & Tunnel Au. Ref. Rev., Ser. 2002-B, 5.25%, due 11/15/16	1,204	ØØ
		14,586
North Carolina (1.0%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	754
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	330	ß
		1,084
Ohio (0.5%)
530	North Olmsted G.O., Ser. 1996, (AMBAC Insured), 6.20%, due 12/1/11	532

Oregon (1.1%)
1,180	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	1,192

Pennsylvania (2.4%)
1,000	Allegheny Co. Port Au. Spec. Trans. Rev. Ref., Ser. 2011, 3.00%, due 3/1/13	1,030	ØØ
1,285	Pennsylvania HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,278
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	376	ß
		2,684
Puerto Rico (1.7%)
450	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	405
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,526
		1,931
Rhode Island (1.1%)
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,191

South Carolina (0.2%)
200	Piedmont Muni. Pwr. Agcy. Elec. Rev. (Cap. Appreciation), Ser. 1988-A, (AMBAC Insured), 0.00%, due 1/1/13	178

Tennessee (1.6%)
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Impt., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,729

Texas (4.4%)
500	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	511
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	845

See Notes to Schedule of Investments	45

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)

$1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	$1,003
1,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Ref. Rev. (Methodist Hosp. Sys.), Ser. 2009-B1, 5.00%, due 12/1/28 Putable 6/1/12	1,042	µß
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	252	ß
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,217
		4,870
Virginia (1.5%)
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,675

Washington (1.9%)
2,000	Energy Northwest Elec. Ref. Rev. (Proj. Number 1), Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/17	2,119

Wisconsin (2.0%)
1,695	Wisconsin St. Hlth. & Ed. Fac. Au. Ref. Rev. (ProHealth Care, Inc.), Ser. 2011, 5.00%, due 8/15/18	1,793	ß
400	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.25%, due 6/1/13	401	ß
		2,194
	Total Investments (99.3%) (Cost $110,317)	110,566	##
	Cash, receivables and other assets, less liabilities (0.7%)	800
	Total Net Assets (100.0%)	$111,366

See Notes to Schedule of Investments	46

Schedule of Investments Neuberger Berman Short Duration Bond Fund
(Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (9.3%)
$700	U.S. Treasury Notes, 1.00%, due 9/30/11	$703
670	U.S. Treasury Notes, 3.88%, due 10/31/12	705
4,600	U.S. Treasury Notes, 2.00%, due 11/30/13	4,735
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $6,115)		6,143

U.S. Government Agency Securities (3.9%)
1,325	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Medium-Term Notes, 0.61%, due 3/30/12	1,329	µ@
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.53%, due 6/15/12	1,279	µ@
Total U.S. Government Agency Securities (Cost $2,600)		2,608

Mortgage-Backed Securities (45.3%)

Adjustable Alt-B Mixed Balance (0.7%)
643	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.71%, due 7/25/35	497	µ

Adjustable Jumbo Balance (3.7%)
1,474	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 3.01%, due 4/19/36	1,113	µ
1,500	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 2.82%, due 10/25/35	1,321	µ
		2,434
Adjustable Mixed Balance (3.7%)
1,109	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.73%, due 5/25/34	1,032	µ
1,548	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.75%, due 11/25/35	1,275	µ
174	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.37%, due 6/19/34	138	µ
		2,445
Commercial Mortgage-Backed (23.9%)
1,621	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	1,675
576	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	597	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,050
1,493	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	1,512
472	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	481
1,018	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	1,061
2,546	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/16/46	2,552	ñ
1,500	LB-UBS Commercial Mortgage Trust, Ser. 2003-C1, Class C, 4.50%, due 12/15/36	1,571
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.02%, due 7/15/37	913	µ
775	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	791	ñ
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,682
1,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	1,026	µ
912	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	926	ñ
		15,837
Mortgage-Backed Non-Agency (3.9%)
650	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	694	ñ
1,505	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,531	ñ
328	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	339	ñ
		2,564

See Notes to Schedule of Investments	47

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Fannie Mae (6.7%)
$1,743	Pass-Through Certificates, 5.50%, due 7/1/38	$1,878
1,635	Pass-Through Certificates, 6.00%, due 10/1/38	1,789
692	Whole Loan, Ser. 2004-W8, Class PT, 10.95%, due 6/25/44	766	µ
		4,433
Freddie Mac (2.7%)
6	ARM Certificates, 1.75%, due 1/1/17	5	µ
898	Pass-Through Certificates, 8.00%, due 11/1/26	1,025
676	Pass-Through Certificates, 8.50%, due 10/1/30	779
		1,809
Government National Mortgage Association (0.0%)
6	Pass-Through Certificates, 12.00%, due 12/15/12 & 3/15/14	6
Total Mortgage-Backed Securities (Cost $30,977)		30,025

Corporate Debt Securities (26.3%)

Banks (10.8%)
1,150	Citigroup, Inc., Senior Unsecured Notes, 6.00%, due 12/13/13	1,258
1,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.30%, due 2/14/12	1,037
1,485	JP Morgan Chase & Co., Senior Unsecured Medium-Term Notes, 2.05%, due 1/24/14	1,495
770	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	816
1,175	Morgan Stanley, Senior Unsecured Notes, 2.88%, due 1/24/14	1,193
1,340	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	1,351
		7,150
Beverages (1.0%)
575	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	624

Diversified Financial Services (5.8%)
945	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	1,023
380	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	394
510	Caterpillar Financial Services Corp., Senior Notes, 1.65%, due 4/1/14	515
405	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	407	ñ
175	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 5.00%, due 4/10/12	183
1,200	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,338
		3,860
Food (0.6%)
352	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	373

Insurance (0.8%)
545	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	549

Media (2.2%)
525	NBC Universal, LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	527	ñ
850	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	894
		1,421

See Notes to Schedule of Investments	48

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Office/Business Equipment (1.0%)
$650	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	$681

Retail (1.0%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	685

Telecommunications (3.1%)
560	Telecom Italia Capital SA, Guaranteed Notes, 5.25%, due 11/15/13	596
645	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	655
810	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	817
		2,068
Total Corporate Debt Securities (Cost $17,136)		17,411

Asset-Backed Securities (14.6%)
400	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.36%, due 4/25/36	267	µ
584	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.34%, due 10/25/36	375	µ
725	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	725
775	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	778
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.36%, due 11/25/36	203	µ
487	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.39%, due 2/25/36	399	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.47%, due 2/25/37	383	µ
411	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.39%, due 6/25/36	356	µ
252	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.39%, due 8/25/36	217	µ
433	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.39%, due 9/25/36	363	µ
1,900	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	1,900
1,100	Honda Auto Receivables Owner Trust, Ser. 2010-3, Class A3, 0.70%, due 4/21/14	1,100
1,330	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	1,333
83	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.30%, due 11/25/36	79	µ
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	0	#µ*
383	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.44%, due 1/25/36	288	µ
1,100	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.38%, due 6/25/36	872	µ
Total Asset-Backed Securities (Cost $11,375)		9,638

NUMBER OF SHARES

Short-Term Investments (0.5%)
313,036	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $313)	313
Total Investments (99.9%) (Cost $68,516)		66,138	##
Cash, receivables and other assets, less liabilities (0.1%)		73
Total Net Assets (100.0%)		$66,211

See Notes to Schedule of Investments	49

Schedule of Investments Neuberger Berman Strategic Income Fund
(Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Bank Loan Obligationsµ (15.1%)

Aerospace & Defense (0.1%)
$363	Transdigm, Inc., Term Loan B, 4.00%, due 2/14/17	$366

AirTransport (0.2%)
959	Delta Air Lines, Inc., Term Loan B, 5.50%, due 4/20/17	945

All Telecom (0.5%)
298	Integra Telecom, Inc., Term Loan B, 9.25%, due 4/15/15	298
680	Intelsat Jackson Holdings S.A., Term Loan B, 5.25%, due 4/2/18	686
786	PAETEC Holding Corp, Term Loan B, due 4/11/18	789	¢^^
434	Syniverse Technologies, Inc., Term Loan B, 5.25%, due 1/21/18	438
		2,211
Automotive (0.2%)
235	Federal-Mogul Corp., Term Loan B, 2.15% – 2.18%, due 12/29/14	229
119	Federal-Mogul Corp., Term Loan C, 2.15% – 2.18%, due 12/28/15	116
185	Tomkins LLC, Term Loan B, 4.25%, due 9/29/16	186
142	UCI International, Inc., Term Loan B, 5.50%, due 7/26/17	143
		674
Building & Development (0.6%)
273	Armstrong World Industries, Inc., Term Loan B, 4.50%, due 3/9/18	274
619	Capital Automotive L.P., Term Loan B, 5.00%, due 3/10/17	616
283	Custom Building Products, Inc., Term Loan B, 5.75%, due 3/19/15	285
771	Goodman Global Holdings, Inc., First Lien Term Loan, 5.75%, due 10/28/16	776
30	Goodman Global Holdings, Inc., Second Lien Term Loan, 9.00%, due 10/30/17	31
305	PGT Industries, Inc., Term Loan A2, 6.75%, due 2/14/12	300
51	Realogy Corp., Letter of Credit, 4.51%, due 10/10/16	48
488	Realogy Corp., Term Loan, 4.56%, due 10/10/16	459
		2,789
Business Equipment & Services (1.8%)
680	Acosta, Inc., Term Loan, 4.75%, due 3/1/18	683
1,250	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 9.25%, due 6/18/18	1,277
419	AutoTrader.com, Inc., Term Loan B, 4.75%, due 12/15/16	422
195	Brand Energy & Infrastructure Services, Inc., Second Lien Term Loan, due 2/6/15	182	¢^^
668	Brickman Group Holdings, Inc., Term Loan B, 7.25%, due 10/14/16	682
400	Brock Holdings III, Inc., Term Loan B, 6.00%, due 3/16/17	404
475	Brock Holdings III, Inc., Second Lien Term Loan, 10.00%, due 3/16/18	488
730	ClientLogic Corp., Term Loan, 5.79%, due 1/30/14	730
612	IMS Health, Inc., Term Loan B, 4.50%, due 8/25/17	616
835	Language Line, LLC, Second Lien Term Loan, 10.50%, due 12/16/16	854
279	Protection One Alarm Monitoring, Inc., Term Loan B, 6.00%, due 5/16/16	280
975	Transaction Network Services, Inc., Term Loan C, 6.00%, due 11/18/15	977
		7,595

See Notes to Schedule of Investments	50

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Cable & Satellite Television (0.4%)
$401	Charter Communications Operating LLC, Term Loan, 7.25%, due 3/6/14	$407
1,194	Yankee Cable Acquisition, LLC, Term Loan B1, 6.50%, due 8/26/16	1,196
		1,603
Chemicals & Plastics (0.7%)
542	General Chemical Corp., Term Loan B, 5.00% – 5.75%, due 3/3/17	544
351	Momentive Specialty Chemicals, Inc., Term Loan C1, 4.00%, due 5/5/15	349
149	Momentive Specialty Chemicals, Inc., Term Loan C2, 4.06%, due 5/5/15	148
455	PQ Corp., Second Lien Term Loan, 6.72%, due 7/30/15	449
1,099	Styron S.a.r.L LLC, Term Loan B, 6.00%, due 8/2/17	1,112
387	Univar, Inc., Term Loan B, 5.00%, due 6/30/17	390
		2,992
Conglomerates (0.1%)
282	Walter Energy, Inc., Term Loan B, 4.00%, due 4/2/18	284

Containers & Glass Products (0.0%)
199	Graham Packaging Co. L.P., Term Loan D, 6.00%, due 9/23/16	201

Drugs (0.2%)
214	Warner Chilcott Co. LLC, Term Loan B2, 4.25%, due 3/15/18	216
428	Warner Chilcott Corp., Term Loan B1, 4.25%, due 3/15/18	431
295	WC Luxco S.a.r.L, Term Loan B3, 4.25%, due 3/15/18	296
		943
Electric - Generation (0.3%)
1,533	Texas Competitive Electric Holdings Co. LLC, Term Loan B3, 3.73% – 3.75%, due 10/10/14	1,225 ¢^^

Electronics/Electrical (0.9%)
496	Aspect Software, Inc., Term Loan B, 6.25%, due 4/19/16	500
284	CommScope, Inc., Term Loan B, 5.00%, due 1/14/18	286
203	Datatel, Inc., First Lien Term Loan, 5.00%, due 2/20/17	203
382	Datatel, Inc., Second Lien Term Loan, 8.75%, due 2/19/18	386
663	Edwards (Cayman Islands II) Ltd., Term Loan B, 5.50%, due 5/31/16	663
651	Freescale Semiconductor, Inc., Term Loan B, 4.49%, due 12/1/16	651
375	NDS Finance Ltd., Term Loan B, 4.00%, due 3/12/18	375
290	SkillSoft Corp., Term Loan B, 6.50%, due 5/26/17	296
481	Springboard Finance, LLC, Term Loan A, 7.00%, due 2/23/15	484
		3,844
Equipment Leasing (0.1%)
650	NES Rentals Holdings, Inc., Second Lien Term Loan, 10.00%, due 7/20/13	645

Farming/Agriculture (0.1%)
285	WM Bolthouse Farms, Inc., First Lien Term Loan, 5.50%— 5.75%, due 2/11/16	286

Financial Intermediaries (1.0%)
750	CIT Group, Inc., Term Loan 3, 6.25%, due 8/11/15	761

See Notes to Schedule of Investments	51

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$399	Fifth Third Processing Solutions LLC, Term Loan B, 5.50%, due 11/3/16	$402
100	Fifth Third Processing Solutions LLC, Second Lien Term Loan, 8.25%, due 11/1/17	102
589	Fortress Investment Group LLC, Term Loan B, 5.75%, due 9/30/15	595
844	Harbourvest Partners LLC, Term Loan B, 6.25%, due 12/14/16	848
482	LPL Holdings, Inc., Term Loan, 5.25%, due 6/28/17	486
680	Nuveen Investments, Inc., Term Loan, 5.77% – 5.81%, due 5/12/17	681
117	Ocwen Financial Corp., Term Loan, 9.00%, due 7/29/15	117
500	Springleaf Finance Corp., Term Loan B, 7.25%, due 4/21/15	500
		4,492
Food Products (0.4%)
404	Del Monte Foods Co., Term Loan B, 4.50%, due 3/8/18	405
280	Michael Foods Group, Inc., Term Loan, 4.25%, due 2/23/18	282
412	NBTY, Inc., Term Loan B, 4.25%, due 10/2/17	414
791	Pinnacle Foods Holdings Corp., Term Loan D, 6.00%, due 4/2/14	801
		1,902
Food/Drug Retailers (0.1%)
654	Rite Aid Corp., Term Loan 5, 4.50%, due 2/28/18	650

Gaming (0.4%)
1,380	Caesars Entertainment Operating Co., Term Loan B2, 3.21% – 3.27%, due 1/28/15	1,292
298	Caesars Entertainment Operating Co., Term Loan, 9.50%, due 10/31/16	315
		1,607
Health Care (1.4%)
313	Aurora Diagnostics LLC, Term Loan B, 6.25%, due 5/21/16	313
783	CareStream Health, Inc., Term Loan B, 5.00%, due 2/25/17	733
256	IASIS Healthcare LLC, Term Loan, 5.46%, due 6/13/14	257	¢^^
540	IASIS Healthcare LLC, Term Loan B, due 5/17/18	542	¢^^
1,211	Kindred Healthcare, Inc., Term Loan, due 4/9/18	1,210	¢^^
591	Multiplan, Inc., Term Loan B, 4.75%, due 8/26/17	594
590	RehabCare Group, Inc., Term Loan B, 6.00%, due 11/24/15	590
424	Rural/Metro Operating Co. LLC, Term Loan B, 6.00%, due 11/24/16	428
423	Sheridan Healthcare, Inc., Term Loan, 4.06%, due 6/13/14	420
602	Universal Health Services, Inc., Term Loan B, 4.00%, due 11/15/16	606
440	Verint Systems, Inc., Term Loan B, due 10/26/17	441	¢^^
		6,134
Home Furnishings (0.1%)
320	National Bedding Co., LLC, Second Lien Term Loan, 5.31%, due 2/28/14	314

Insurance (0.1%)
301	Sedgwick CMS Holdings, Inc., Term Loan, 5.00%, due 12/30/16	303

Leisure Goods/Activities/Movies (0.4%)
519	Cedar Fair L.P., Term Loan B, 4.00%, due 12/15/17	523
195	LodgeNet Entertainment Corp., Term Loan, due 4/4/14	187	¢^^
484	Six Flags Theme Parks, Inc., Term Loan B, 5.25%, due 6/30/16	488
674	Summit Entertainment LLC, Term Loan, 7.50%, due 9/7/16	664
		1,862

See Notes to Schedule of Investments	52

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Lodging & Casinos (0.1%)
$640	Ameristar Casinos, Inc., Term Loan B, due 4/13/18	$645	¢^^

Media - Broadcast (0.3%)
1,159	Univision Communications, Inc., Term Loan, 4.46%, due 3/31/17	1,133

Media - Services (0.3%)
872	Clear Channel Communications, Inc., Term Loan A, 3.61%, due 7/29/14	821
487	Clear Channel Communications, Inc., Term Loan B, 3.86%, due 1/28/16	433
		1,254
Nonferrous Metals/Minerals (0.3%)
935	Fairmount Minerals Ltd., Term Loan B, 5.26%, due 3/1/17	942
394	Novelis, Inc., Term Loan B, 4.00%, due 11/29/16	398
		1,340
Publishing (1.3%)
1,062	Cengage Learning Acquisitions, Inc., Term Loan 1, 7.50%, due 7/3/14	1,068	¢^^
263	Dex Media East LLC, Term Loan, 2.78% – 2.82%, due 10/24/14	209
411	Dex Media West LLC, Term Loan, 7.00%, due 10/24/14	369
473	Getty Images, Inc., Term Loan, 5.25%, due 11/7/16	477
102	Instant Web, Inc., Term Loan DD, 3.59%, due 8/5/14	87
977	Instant Web, Inc., Term Loan B, 3.59%, due 8/7/14	839
641	Interactive Data Corp., Term Loan B, 4.75%, due 2/12/18	644
888	Postmedia Network, Inc., Term Loan C, 7.25%, due 7/13/16	895
949	Quad/Graphics, Inc., Term Loan B, 5.50%, due 4/14/16	950
		5,538
Radio & Television (0.3%)
1,317	Fox Acquisition Sub, LLC, Term Loan B, 4.75% – 6.00%, due 7/14/15	1,322

Retailers (except food & drug) (1.2%)
940	AMSCAN Holdings, Inc., Term Loan B, 6.75%, due 12/4/17	949
408	Bass Pro Group LLC, Term Loan, 5.00% – 5.75%, due 4/9/15	411
652	Gymboree Corp., Term Loan, 5.00%, due 2/23/18	653
813	Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.50%, due 12/22/17	812
555	Michaels Stores, Inc., Term Loan B2, 4.81% – 4.88%, due 7/31/16	559
612	PETCO Animal Supplies, Inc., Term Loan, 4.50%, due 11/24/17	616
517	Pilot Travel Centers LLC, Term Loan B, 4.25%, due 3/30/18	521
423	Toys "R' Us-Delaware, Inc., Term Loan, 6.00%, due 9/1/16	426
		4,947
Software/Services (0.3%)
1,140	First Data Corp., Term Loan B3, 2.96%, due 9/24/14	1,083

Steel (0.1%)
329	JMC Steel Group, Inc., Term Loan, 4.75%, due 4/3/17	333

See Notes to Schedule of Investments	53

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Utilities (0.8%)
$617	Bicent Power LLC, First Lien Term Loan B, 2.31%, due 6/30/14	$521
935	Calpine Corp., Term Loan, 4.50%, due 4/2/18	943
189	EquiPower Resources Corp., Term Loan B, 5.75%, due 1/26/18	190
338	GenOn Energy, Inc., Term Loan B, 6.00%, due 9/8/17	342
13	Longview Power LLC, Letter of Credit, 2.56%, due 2/28/14	12
333	Longview Power LLC, Term Loan B, 2.56%, due 2/28/14	325
389	Longview Power LLC, Term Loan DD, 2.56%, due 2/28/14	380
625	TPF Generation Holdings LLC, Second Lien Term Loan C, 4.56%, due 12/15/14	609
		3,322
Total Bank Loan Obligations (Cost $64,041)		64,784

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.1%)
720	U.S. Treasury Bonds, 6.88%, due 8/15/25	960
800	U.S. Treasury Bonds, 4.50%, due 2/15/36	820
2,342	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	2,428
5,869	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/25	6,725
2,070	U.S. Treasury Notes, 2.38%, due 10/31/14	2,148
25	U.S. Treasury Notes, 3.25%, due 7/31/16	26
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $12,550)		13,107

Mortgage-Backed Securities (34.7%)

Collateralized Mortgage Obligations (1.1%)
2,248	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.43%, due 7/20/36	1,892	µ
635	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.73%, due 5/25/34	591	µ
1,446	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.37%, due 10/25/36	807	µ
1,383	MortgageIT Trust, Ser. 2005-3, Class A1, 0.51%, due 8/25/35	1,084	µ
253	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 5.57%, due 9/25/36	197	µ
		4,571
Commercial Mortgage-Backed (11.5%)
1,089	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	1,204	ØØ
600	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	643	ØØ
700	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	760	ØØ
435	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	469	ØØ
1,750	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.62%, due 6/10/49	1,883	µØØ
2,500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,671	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	606	ØØ
1,160	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4, 5.89%, due 11/15/44	1,285	ØØ
2,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	2,147	ØØ
2,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.20%, due 12/10/49	2,212	µØØ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	541
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.72%, due 6/15/39	2,159	µØØ
1,060	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,149
300	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.80%, due 9/15/39	325	µØØ
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	428	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	760
1,925	CWCapital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.821%, due 5/15/46	2,087	µØØ
674	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A2, 5.33%, due 4/15/47	690
500	CWCapital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	526
1,220	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	1,254	ñØØ
335	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	364
1,000	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,090
500	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	510	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	741	ØØ

See Notes to Schedule of Investments	54

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$730	GS Mortgage Securities Corp. II, Ser. 2011-GC3, Class A4, 4.75%, due 3/10/44	$756	ñ
2,000	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.81%, due 8/10/45	2,173	µ
1,130	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A4, 5.87%, due 4/15/45	1,256	µ
1,450	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,558
1,725	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,870	ØØ
600	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	650
2,810	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 6/15/49	3,066	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,776	ØØ
544	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A3, 5.82%, due 2/12/51	583
2,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	2,406	ØØ
2,488	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	2,654	ØØ
2,300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.74%, due 6/12/50	2,497	µØØ
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	994	ØØ
400	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C19, Class A5, 4.66%, due 5/15/44	413
250	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	265
		49,421
Fannie Mae (8.7%)
720	Pass-Through Certificates, 4.00%, due 10/1/39 – 10/1/40	718
210	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	223
5,082	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	5,477	ØØ
4,116	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	4,509
3	Pass-Through Certificates, 6.50%, due 9/1/32	3
9	Pass-Through Certificates, 7.00%, due 7/1/29	10
2	Pass-Through Certificates, 7.50%, due 12/1/32	2
5,130	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	5,278	Ø
19,715	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	20,809	Ø
110	Pass-Through Certificates, 6.00%, TBA, 30 Year Maturity	120	Ø
		37,149
Freddie Mac (13.4%)
30,770	Pass-Through Certificates, 4.00%, due 9/1/39 – 1/1/41	30,613
7	Pass-Through Certificates, 4.50%, due 8/1/18	8
1,556	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	1,643
1,323	Pass-Through Certificates, 5.50%, due 9/1/17 – 5/1/40	1,426	ØØ
119	Pass-Through Certificates, 6.00%, due 4/1/17 – 9/1/38	130
2	Pass-Through Certificates, 6.50%, due 3/1/16	2
2	Pass-Through Certificates, 7.00%, due 6/1/32	2
12,085	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	12,008	Ø
10,000	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	10,273	Ø
1,065	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	1,144	Ø
		57,249
Government National Mortgage Association (0.0%)
3	Pass-Through Certificates, 6.50%, due 7/15/32	4
3	Pass-Through Certificates, 7.00%, due 8/15/32	3
		7
Total Mortgage-Backed Securities (Cost $139,254)		148,397

See Notes to Schedule of Investments	55

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Corporate Debt Securities (43.6%)

Aerospace/Defense (0.1%)
$225	BE Aerospace, Inc., Senior Unsecured Notes, 8.50%, due 7/1/18	$251
105	Huntington Ingalls Industries, Inc., Guaranteed Notes, 6.88%, due 3/15/18	110	ñ
105	Huntington Ingalls Industries, Inc., Guaranteed Notes, 7.13%, due 3/15/21	111	ñ
		472
Airlines (1.8%)
1,425	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	1,436	ñ
457	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 7.25%, due 11/10/19	489
2,635	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 4.75%, due 1/12/21	2,569	ØØ
606	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	621	ØØ
455	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	488	ñ
514	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	530	ØØ
1,128	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2009-1, Class A, 7.75%, due 12/17/19	1,229	ØØ
275	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 6.82%, due 8/10/22	286	ØØ
		7,648
Apparel/Textiles (0.1%)
430	Hanesbrands, Inc., Guaranteed Notes, 6.38%, due 12/15/20	426

Auto Loans (0.3%)
325	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	358
757	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	899
		1,257
Automakers (0.4%)
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	300
435	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	496
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	180
595	Navistar Int'l Corp., Guaranteed Notes, 8.25%, due 11/1/21	664
		1,640
Banking (6.6%)
945	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	985	ñØØ
665	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	747
2,060	Bank of America Corp., Senior Unsecured Medium-Term Notes, 4.50%, due 4/1/15	2,167	ØØ
1,970	Bank of America Corp., Senior Unsecured Notes, 3.63%, due 3/17/16	1,980
2,940	Bank of America Corp., Senior Unsecured Notes, 5.63%, due 7/1/20	3,086	ØØ
1,400	Citigroup, Inc., Senior Unsecured Notes, 5.50%, due 4/11/13	1,499
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,830	ØØ
620	Citigroup, Inc., Senior Unsecured Notes, 8.13%, due 7/15/39	798
1,955	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	2,026	ØØ
520	Goldman Sachs Group, Inc., Senior Notes, 6.25%, due 2/1/41	534
885	JP Morgan Chase Capital XVII, Limited Guaranteed Notes, Ser. Q, 5.85%, due 8/1/35	872
2,185	Morgan Stanley, Senior Unsecured Notes, 3.45%, due 11/2/15	2,185	ØØ
1,085	Morgan Stanley, Senior Unsecured Notes, 3.80%, due 4/29/16	1,089
2,065	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 6.63%, due 4/1/18	2,305	ØØ
3,260	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	3,388	ØØ
2,920	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 4.60%, due 4/1/21	2,951
		28,442

See Notes to Schedule of Investments	56

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)
Building & Construction (0.1%)
$350	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	$362	ñ

Building Materials (0.4%)
450	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	465
250	Owens Corning, Inc., Guaranteed Notes, 9.00%, due 6/15/19	298
245	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	252	ñ
365	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	398	ñ
425	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	446	ñ
		1,859
Chemicals (0.9%)
215	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	243
485	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	546
130	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	146	ñ
350	Lyondell Chemical Co., Senior Secured Notes, 8.00%, due 11/1/17	390	ñ
280	Nalco Co., Senior Notes, 8.25%, due 5/15/17	305
325	The Dow Chemical Co., Senior Unsecured Notes, 5.90%, due 2/15/15	365
2,015	The Dow Chemical Co., Senior Unsecured Notes, 4.25%, due 11/15/20	1,973	ØØ
		3,968
Commercial Services (0.3%)
1,100	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	1,223	ñØØ

Consumer/Commercial/Lease Financing (1.4%)
171	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/15/16	175	ñ
455	CIT Group, Inc., Secured Notes, Ser. C, 5.25%, due 4/1/14	466	ñ
1,195	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/16	1,204
849	CIT Group, Inc., Secured Notes, 7.00%, due 5/1/17	856	ØØ
910	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	927
95	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	101	ñ
285	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	321	ñ
350	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	399
985	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	1,059	ñ
340	SLM Corp., Senior Medium-Term Notes, 6.25%, due 1/25/16	360
150	SLM Corp., Senior Unsecured Medium-Term Notes, Ser. A, 8.45%, due 6/15/18	170
		6,038
Department Stores (0.3%)
210	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	210
490	Macy's Retail Holdings, Inc., Guaranteed Notes, 6.38%, due 3/15/37	490
755	Sears Holdings Corp., Senior Secured Notes, 6.63%, due 10/15/18	739	ñ
		1,439
Diversified Financial Services (1.3%)
2,335	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	2,528	ØØ
730	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. D, 5.13%, due 8/25/14	797	ØØ
825	Banque PSA Finance, Senior Unsecured Notes, 4.38%, due 4/4/16	832	ñ
450	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	502	ØØ
685	General Electric Capital Corp., Subordinated Notes, 5.30%, due 2/11/21	711
		5,370

See Notes to Schedule of Investments	57

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Electric - Generation (1.2%)
$980	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	$1,029	ñØØ
405	Dynegy-Roseton Danskammer, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	377
725	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	567
640	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	475
680	Energy Future Intermediate Holding Co. LLC, Senior Secured Notes, 10.00%, due 12/1/20	731
512	Homer City Funding LLC, Senior Secured Notes, 8.14%, due 10/1/19	463
151	Mirant Mid-Atlantic Trust, Pass-Through Certificates, Ser. A, 8.63%, due 6/30/12	157
430	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 2/1/16	446
660	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	693	ñ
250	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	262
		5,200
Electric - Integrated (0.3%)
445	CMS Energy Corp., Senior Unsecured Notes, 4.25%, due 9/30/15	455
835	Exelon Generation Co. LLC, Senior Unsecured Notes, 6.25%, due 10/1/39	848
180	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	196	ñ
		1,499
Electronics (0.4%)
630	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	699	ñ
990	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	1,146	ñ
		1,845
Energy - Alternate Sources (0.1%)
230	PSALM Corp., Guaranteed Notes, 7.39%, due 12/2/24	265	ñ

Energy - Exploration & Production (1.8%)
50	Chesapeake Energy Corp., Guaranteed Notes, 7.63%, due 7/15/13	55
945	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,032
60	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	65
360	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	372
460	Cimarex Energy Co., Guaranteed Notes, 7.13%, due 5/1/17	486
510	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	517
290	Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	302
595	Linn Energy LLC, Senior Unsecured Notes, 8.63%, due 4/15/20	657
185	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	198	ñ
1,815	Nexen, Inc., Senior Unsecured Notes, 6.40%, due 5/15/37	1,864	ØØ
325	Petrohawk Energy Corp., Guaranteed Notes, 7.25%, due 8/15/18	345
215	Pioneer Natural Resources Co., Senior Guaranteed Notes, 5.88%, due 7/15/16	228
275	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	277
280	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	328
385	SandRidge Energy, Inc., Guaranteed Floating Rate Notes, 3.93%, due 4/1/14	382	µ
515	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	545	ñ
135	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	142	ñ
		7,795
Food (1.7%)
1,925	Grupo Bimbo SAB de CV, Guaranteed Notes, 4.88%, due 6/30/20	1,940	ñØØ
1,915	Kraft Foods, Inc., Senior Unsecured Notes, 6.50%, due 2/9/40	2,136	ØØ
3,090	Sigma Alimentos SA de CV, Senior Unsecured Notes, 5.63%, due 4/14/18	3,098	ñ
		7,174

See Notes to Schedule of Investments	58

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Food - Wholesale -(0.0%)
$195	Blue Merger Sub, Inc., Guaranteed Notes, 7.63%, due 2/15/19	$200	ñ

Gaming (0.9%)
960	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	1,001	ñ
170	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	173	ñc
465	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	548	ñ
365	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	424	ØØ
315	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	351
570	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	588	ñ
175	San Pasqual Casino Development Group, Inc., Notes, 8.00%, due 9/15/13	175	ñ
460	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	492	ñ
		3,752
Gas Distribution (1.2%)
550	AmeriGas Partners L.P., Senior Unsecured Notes, 7.13%, due 5/20/16	571	ØØ
310	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	344
320	El Paso Energy Corp., Global Medium-Term Notes, 7.80%, due 8/1/31	366
930	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,018	ØØ
475	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	476
350	Ferrellgas Partners L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	392	ØØ
350	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	369	ñ
640	Kinder Morgan Energy Partners L.P, Senior Unsecured Notes, 6.38%, due 3/1/41	672
590	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	650
230	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	246
		5,104
Health Care (0.2%)
715	HCP, Inc., Senior Unsecured Notes, 5.38%, due 2/1/21	743

Health Facilities (0.6%)
160	Biomet, Inc., Guaranteed Notes, 10.00%, due 10/15/17	177
275	Biomet, Inc., Guaranteed Notes, 10.38%, due 10/15/17	306	c
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	75
180	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	193	c
1,360	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	1,510
400	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	406	ñ
115	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	130
		2,797
Health Services (0.1%)
230	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	253

Hotels (0.4%)
1,100	Felcor Escrow Holdings LLC, Senior Secured Notes, 6.75%, due 6/1/19	1,098	ñØ
580	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	634	ØØ
		1,732

See Notes to Schedule of Investments	59

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Industrial (0.7%)
$535	Corn Products Int'l, Inc., Senior Unsecured Notes, 6.63%, due 4/15/37	$581
1,305	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	1,451	ØØ
1,140	Wal-Mart Stores, Inc., Senior Unsecured Notes, 5.00%, due 10/25/40	1,076	ØØ
		3,108
Insurance (1.8%)
1,805	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.38%, due 3/15/17	1,901
1,050	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 6.30%, due 3/15/18	1,153
1,650	Nationwide Financial Services, Inc., Senior Unsecured Notes, 5.38%, due 3/25/21	1,679	ñ
1,595	PPL WEM Holdings PLC, Senior Unsecured Notes, 3.90%, due 5/1/16	1,620	ñ
1,395	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	1,459
		7,812
Integrated Energy (0.5%)
1,975	Petrobras Int'l Finance Co., Guaranteed Notes, 5.38%, due 1/27/21	2,003

Investments & Misc. Financial Services (0.3%)
785	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	809
355	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	366
		1,175
Iron/Steel (0.2%)
670	Cliffs Natural Resources, Inc., Senior Unsecured Notes, 4.88%, due 4/1/21	679

Leisure (0.1%)
220	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	240	ñ

Machinery (0.4%)
715	Case New Holland, Inc., Senior Notes, 7.88%, due 12/1/17	799	ñØØ
320	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	338
470	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	515
		1,652
Media (2.5%)
1,465	DirecTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	1,503
1,080	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	1,076	ØØ
800	DirecTV Holdings LLC, Guaranteed Notes, 6.38%, due 3/1/41	836
925	News America, Inc., Guaranteed Notes, 6.15%, due 2/15/41	942	ñ
3,050	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	3,513	ØØ
345	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	437	ØØ
810	Time Warner Cable, Inc., Guaranteed Notes, 5.88%, due 11/15/40	790
900	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	916	ØØ
715	Time Warner, Inc., Guaranteed Notes, 6.25%, due 3/29/41	745
		10,758
Media - Broadcast (0.9%)
240	Citadel Broadcasting Corp., Guaranteed Notes, 7.75%, due 12/15/18	260	ñ
1,535	NBC Universal, Inc., Senior Unsecured Notes, 4.38%, due 4/1/21	1,498	ñØØ
490	NBC Universal, Inc., Senior Unsecured Notes, 6.40%, due 4/30/40	518	ñ

See Notes to Schedule of Investments	60

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$650	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	$652	ñØ
135	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	160	ñ
610	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	650	ñ
		3,738
Media - Cable (1.3%)
350	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	373
170	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	178
585	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	651
770	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	826	ñ
595	Comcast Corp., Guaranteed Notes, 6.40%, due 3/1/40	632
250	CSC Holdings, Inc., Senior Unsecured Notes, 8.50%, due 6/15/15	273
650	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	708
465	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	502
160	Mediacom LLC, Senior Unsecured Notes, 9.13%, due 8/15/19	173
275	UPC Holding BV, Senior Secured Notes, 9.88%, due 4/15/18	306	ñ
210	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	235
375	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	430
215	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	243
		5,530
Media - Services (0.3%)
590	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser.B, 9.25%, due 12/15/17	656
210	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	245
530	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	565
		1,466
Medical Products (0.1%)
335	Boston Scientific Corp., Senior Unsecured Notes, 6.00%, due 1/15/20	363

Metals/Mining Excluding Steel (0.6%)
520	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	582	ØØ
185	Arch Western Finance LLC, Guaranteed Notes, 6.75%, due 7/1/13	186
650	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	686	ñ
180	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	203
915	Southern Copper Corp., Senior Unsecured Notes, 5.38%, due 4/16/20	930
		2,587
Miscellaneous Manufacturer (0.2%)
755	Tyco Int'l Finance SA, Guaranteed Notes, 3.75%, due 1/15/18	757

Office/Business Equipment (0.4%)
1,450	Xerox Corp., Senior Unsecured Notes, 6.40%, due 3/15/16	1,658	ØØ

Packaging (0.4%)
295	Ardagh Packaging Finance PLC, Senior Secured Notes, 7.38%, due 10/15/17	317	ñØØ
450	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	490	ØØ
150	Ball Corp., Guaranteed Notes, 6.63%, due 3/15/18	155
135	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	149
480	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	500	ñ
250	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	258	ñ
		1,869

See Notes to Schedule of Investments	61

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Pharmaceuticals (0.7%)
$1,480	Express Scripts, Inc., Guaranteed Notes, 3.13%, due 5/15/16	$1,484
310	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	339	ñ
160	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	177	ñ
480	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	479	ñ
275	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	274	ñ
130	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	130	ñ
		2,883
Printing & Publishing (0.2%)
450	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	506
355	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	356	ñ
		862
Real Estate (0.2%)
660	WEA Finance LLC, Guaranteed Notes, 7.50%, due 6/2/14	757	ñØØ

REITs (0.5%)
1,505	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	1,512
330	Simon Property Group L.P., Senior Unsecured Notes, 10.35%, due 4/1/19	459
345	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 4/1/17	367
		2,338
Software/Services (0.4%)
470	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	515
160	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	177
850	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	866	ñ
275	Lender Processing Services, Inc., Guaranteed Notes, 8.13%, due 7/1/16	283
		1,841
Specialty Retail (0.5%)
1,010	Home Depot, Inc., Senior Unsecured Notes, 5.95%, due 4/1/41	1,036
530	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	601
475	Toys "R" Us-Delaware, Inc., Senior Secured Notes, 7.38%, due 9/1/16	497	ñ
		2,134
Steel Producers/Products (1.1%)
1,410	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,525	ØØ
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	960
1,560	ArcelorMittal, Senior Unsecured Notes, 5.25%, due 8/5/20	1,568	ØØ
20	Steel Dynamics, Inc., Guaranteed Notes, 6.75%, due 4/1/15	21
285	Steel Dynamics, Inc., Guaranteed Notes, 7.75%, due 4/15/16	305
250	Tube City IMS Corp., Guaranteed Notes, 9.75%, due 2/1/15	260
195	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	175
		4,814

See Notes to Schedule of Investments	62

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Support - Services (0.5%)
$135	Hertz Corp., Guaranteed Notes, 6.75%, due 4/15/19	$138	ñ
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	265	ñ
90	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	90	ñ
300	RSC Equipment Rental, Inc., Senior Secured Notes, 10.00%, due 7/15/17	343	ñ
605	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	704
135	West Corp., Guaranteed Notes, 8.63%, due 10/1/18	143	ñ
355	West Corp., Guaranteed Notes, 7.88%, due 1/15/19	366	ñ
		2,049
Telecom - Equipment (0.1%)
325	CommScope, Inc., Guaranteed Notes, 8.25%, due 1/15/19	342	ñ

Telecom - Integrated/Services (1.3%)
580	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	597
135	Citizens Utilities Co., Senior Unsecured Notes, 6.63%, due 3/15/15	140
200	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	217
495	GCI, Inc., Senior Unsecured Notes, 8.63%, due 11/15/19	546	ØØ
493	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	540	c
715	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	770
255	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	278	ØØ
530	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	578
530	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	600
125	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	137
640	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	678
600	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	635	ñ
		5,716
Telecom - Wireless (1.6%)
460	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	508	ñ
1,135	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	1,212
315	Cricket Communications, Inc., Guaranteed Notes, 7.75%, due 10/15/20	322
270	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	283
475	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	455
720	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	730
2,505	Verizon Communications, Inc., Senior Unsecured Notes, 4.60%, due 4/1/21	2,560
870	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	920	ñ
		6,990
Telecommunications (2.2%)
1,040	America Movil SAB de CV, Guaranteed Notes, 5.75%, due 1/15/15	1,161
825	America Movil SAB de CV, Guaranteed Notes, 5.00%, due 3/30/20	861	ØØ
1,935	AT&T, Inc., Senior Unsecured Notes, 4.45%, due 5/15/21	1,946
625	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	681	ØØ
325	Telecom Italia Capital SA, Guaranteed Unsecured Notes, 4.95%, due 9/30/14	343
1,760	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	1,795
785	Telefonica Emisiones SAU, Guaranteed Notes, 5.13%, due 4/27/20	798
1,835	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	1,905
		9,490
Tobacco (0.6%)
2,010	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	2,378	ØØ

See Notes to Schedule of Investments	63

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

Transport - Rail (0.1%)
$205	RZD Capital Ltd., Medium-Term Loan Participation Notes, 5.74%, due 4/3/17	$215

Total Corporate Debt Securities (Cost $180,237)		186,707
Asset-Backed Securities (1.6%)
2,000	ACE Securities Corp., Ser. 2007-ASP2, Class A2D, 0.49%, due 6/25/37	1,014	µØØ
1,224	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.37%, due 9/25/36	533	µ
785	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.37%, due 4/25/36	473	µ
2,733	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.44%, due 1/25/36	2,058	µ
1,550	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.37%, due 11/25/36	947	µØØ
2,720	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.36%, due 1/25/37	1,919	µ

Total Asset-Backed Securities (Cost $6,960)		6,944

Government Securities (2.2%)

Quasi - Sovereign (0.5%)
168	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 6.50%, due 6/10/19	185
164	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	168
215	Bank of China (Hong Kong) Ltd., Subordinated Notes, 5.55%, due 2/11/20	221
165	Empresa Nacional del Petroleo, Unsecured Notes, 5.25%, due 8/10/20	165
275	Intergas Finance BV, Guaranteed Notes, 6.38%, due 5/14/17	290
110	KazMunayGaz National Co., Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	133
125	Nak Naftogaz Ukraine, Gov't Guaranteed Notes, 9.50%, due 9/30/14	138
210	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	129
110	Petroleos de Venezuela SA, Guaranteed Notes, 5.38%, due 4/12/27	52
435	Petronas Capital Ltd., Guaranteed Notes, 5.25%, due 8/12/19	463
114	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	121
		2,065
Sovereign (1.7%)
348	Federative Republic of Brazil, Senior Unsecured Notes, 4.88%, due 1/22/21	359
85	Lebanese Republic, Notes, 8.50%, due 1/19/16	95
102	Lebanese Republic, Unsubordinated Global Medium-Term Notes, 6.38%, due 3/9/20	104
260	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	294
258	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	276
170	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	172
30	Republic of Argentina, Senior Unsecured Notes, 8.75%, due 6/2/17	31
273	Republic of Argentina, Senior Unsecured Notes, 8.28%, due 12/31/33	243
65	Republic of Argentina, Unsubordinated Notes, Step-Up, 2.50%/5.25%, 2.50%, due 12/31/38	28	**
55	Republic of Bulgaria, Unsubordinated Notes, 8.25%, due 1/15/15	64
100	Republic of Chile, Senior Unsecured Notes, 3.88%, due 8/5/20	98
210	Republic of Colombia, Senior Unsecured Notes, 8.13%, due 5/21/24	271
180	Republic of Colombia, Senior Unsecured Notes, 7.38%, due 1/27/17	215
85	Republic of El Salvador, Senior Unsecured Notes, 7.75%, due 1/24/23	95
50	Republic of El Salvador, Senior Unsecured Notes, 7.65%, due 6/15/35	51
17	Republic of Hungary, Senior Unsecured Notes, 4.75%, due 2/3/15	17
130	Republic of Hungary, Senior Unsecured Notes, 6.25%, due 1/29/20	135
349	Republic of Indonesia, Senior Unsecured Notes, 5.88%, due 3/13/20	380
150	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	170
55	Republic of Panama, Senior Unsecured Notes, 7.25%, due 3/15/15	64
100	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	106
162	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	183
255	Republic of Peru, Senior Unsecured Notes, 7.35%, due 7/21/25	296
43	Republic of Peru, Senior Unsecured Notes, 8.75%, due 11/21/33	55
400	Republic of Philippines, Senior Unsecured Notes, 6.50%, due 1/20/20	461
238	Republic of Poland, Senior Unsecured Notes, 5.00%, due 10/19/15	253
88	Republic of Poland, Senior Unsecured Notes, 6.38%, due 7/15/19	98

See Notes to Schedule of Investments	64

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)

$100	Republic of South Africa, Senior Unsecured Notes, 6.50%, due 6/2/14	$111
175	Republic of South Africa, Senior Unsecured Notes, 6.88%, due 5/27/19	204
150	Republic of Sri Lanka, Senior Unsecured Notes, 6.25%, due 10/4/20	151
447	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	513
100	Republic of Turkey, Senior Unsecured Notes, 5.63%, due 3/30/21	104
100	Republic of Turkey, Senior Unsecured Notes, 7.38%, due 2/5/25	118
222	Republic of Uruguay, Senior Unsecured Notes, 6.88%, due 9/28/25	259
13	Republic of Uruguay, Unsecured Notes, 7.88%, due 1/15/33	16
241	Republic of Venezuela, Senior Unsecured Notes, 7.75%, due 10/13/19	166
124	Republic of Venezuela, Senior Unsecured Notes, 9.38%, due 1/13/34	85
200	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	210
4	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	5
182	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	213
200	Ukraine Government Bond, Senior Unsecured Notes, 6.58%, due 11/21/16	203
308	United Mexican States, Senior Unsecured Global Medium-Term Notes, Ser. A, 5.13%, due 1/15/20	326
		7,298
Total Government Securities (Cost $9,299)		9,363

NUMBER OF SHARES

Short-Term Investments (10.6%)
45,476,772	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $45,477)	45,477

Total Investments (110.9%) (Cost $457,818)		474,779 ##

Liabilities, less cash, receivables and other assets [(10.9%)]		(46,606)

Total Net Assets (100.0%)		$428,173

See Notes to Schedule of Investments	65

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	■	Level 1 – quoted prices in active markets for identical investments
	■	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	■	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage Backed Securities. Inputs used to value asset-backed securities and mortgage backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to evaluate municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

See Notes to Financial Statements	66

Notes to Schedule of Investments (Unaudited) (cont'd)

Emerging Markets Debt. Inputs used to value emerging markets debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads and benchmark curves.

Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2011:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$41,240	$—	$41,240
U.S. Government Agency Securities	—	818	—	818
Mortgage-Backed Securities^	—	99,799	—	99,799
Corporate Debt Securities
Airlines	—	—	2,757	2,757
Banking	—	13,624	—	13,624
Chemicals	—	867	—	867
Commercial Services	—	589	—	589
Diversified Financial Services	—	4,233	—	4,233
Electric—Integrated	—	700	—	700
Energy—Exploration & Production	—	693	—	693
Food	—	2,747	—	2,747
Gas Distribution	—	983	—	983

See Notes to Financial Statements	67

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Industrial	$—	$484	$—	$484
Insurance	—	3,886	—	3,886
Integrated Energy	—	1,065	—	1,065
Iron/Steel	—	552	—	552
Media	—	6,124	—	6,124
Media—Broadcast	—	1,368	—	1,368
Media—Cable	—	234	—	234
Metals/Mining Excluding Steel	—	467	—	467
Pharmaceuticals	—	737	—	737
REITs	—	1,358	—	1,358
Specialty Retail	—	866	—	866
Steel Producers/Products	—	2,871	—	2,871
Telecom—Integrated/Services	—	515	—	515
Telecom—Wireless	—	1,318	—	1,318
Telecommunications	—	4,800	—	4,800
Tobacco	—	1,236	—	1,236
Total Corporate Debt Securities	—	52,317	2,757	55,074
Asset-Backed Securities	—	1,422	0	1,422
Short-Term Investments	—	67,426	—	67,426
Total Investments	—	263,022	2,757	265,779
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	2,065	—	2,065
AirTransport	—	2,406	—	2,406
All Telecom	—	5,026	2,034	7,060
Automotive	—	2,483	—	2,483
Building & Development	—	8,435	—	8,435
Business Equipment & Services	—	9,320	1,817	11,137
Cable & Satellite Television	—	102	—	102
Chemicals & Plastics	—	8,184	620	8,804
Conglomerates	—	538	—	538
Consumer/Commercial/Lease Financing	—	785	—	785
Containers & Glass Products	—	1,706	—	1,706
Drugs	—	2,535	—	2,535
Electronics/Electrical	—	9,893	1,901	11,794
Equipment Leasing	—	1,913	—	1,913
Farming/Agriculture	—	670	—	670
Financial Intermediaries	—	8,499	1,368	9,867

See Notes to Financial Statements	68

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Food Products	$—	$4,008	$—	$4,008
Food Service	—	1,267	—	1,267
Food/Drug Retailers	—	1,278	—	1,278
Forest Products	—	632	—	632
Health Care	—	12,997	2,005	15,002
Home Furnishings	—	1,788	—	1,788
Industrial Equipment	—	951	—	951
Insurance	—	—	576	576
Leisure Goods/Activities/Movies	—	3,094	—	3,094
Lodging & Casinos	—	7,047	—	7,047
Nonferrous Metals/Minerals	—	2,931	—	2,931
Oil & Gas	—	724	—	724
Publishing	—	12,187	—	12,187
Radio & Television	—	10,575	—	10,575
Retailers (except food & drug)	—	10,764	—	10,764
Steel	—	669	—	669
Utilities	—	11,125	—	11,125
Total Bank Loan Obligations	—	146,597	10,321	156,918
Corporate Debt Securities
Aerospace/Defense	—	630	—	630
AirTransport	—	2,088	267	2,355
Auto Loans	—	930	—	930
Building Materials	—	488	—	488
Chemicals	—	488	—	488
Consumer/Commercial/Lease Financing	—	3,752	—	3,752
Department Stores	—	729	—	729
Diversified Financial Services	—	451	—	451
Electric—Generation	—	4,113	967	5,080
Electronics	—	891	—	891
Energy—Exploration & Production	—	2,359	—	2,359
Gaming	—	1,190	—	1,190
Gas Distribution	—	498	—	498
Health Facilities	—	1,477	—	1,477
Health Services	—	638	—	638
Hotels	—	—	1,663	1,663
Media—Cable	—	1,433	—	1,433
Metals/Mining Excluding Steel	—	619	—	619
Packaging	—	1,379	—	1,379
Specialty Retail	—	1,074	—	1,074

See Notes to Financial Statements	69

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Steel Producers/Products	$—	$1,627	$—	$1,627
Support—Services	—	1,202	—	1,202
Telecom—Integrated/Services	—	366	—	366
Telecom—Wireless	—	2,697	—	2,697
Total Corporate Debt Securities	—	31,119	2,897	34,016
Short-Term Investments	—	16,027	—	16,027
Total Investments	—	193,743	13,218	206,961
High Income
Investments:
Bank Loan Obligations
Financial Intermediaries	—	4,584	—	4,584
Lodging & Casinos	—	7,730	—	7,730
Radio & Television	—	6,102	—	6,102
Utilities	—	4,907	—	4,907
Total Bank Loan Obligations	—	23,323	—	23,323
Corporate Debt Securities
Aerospace/Defense	—	7,900	—	7,900
Airlines	—	12,986	3,847	16,833
Apparel/Textiles	—	21,687	—	21,687
Auto Loans	—	28,700	—	28,700
Automakers	—	14,710	—	14,710
Banking	—	26,667	—	26,667
Building & Construction	—	10,568	—	10,568
Building Materials	—	28,431	—	28,431
Chemicals	—	26,364	—	26,364
Consumer/Commercial/Lease Financing	—	55,890	—	55,890
Department Stores	—	12,425	—	12,425
Diversified Capital Goods	—	3,737	—	3,737
Electric—Generation	—	59,287	5,743	65,030
Electric—Integrated	—	6,309	—	6,309
Electronics	—	14,594	—	14,594
Energy—Exploration & Production	—	88,222	—	88,222
Food & Drug Retailers	—	5,841	—	5,841
Food—Wholesale	—	2,928	—	2,928
Forestry/Paper	—	4,837	—	4,837
Gaming	—	60,367	—	60,367
Gas Distribution	—	45,125	—	45,125
Health Facilities	—	27,880	—	27,880
Investments & Misc. Financial Services	—	15,750	—	15,750

See Notes to Financial Statements	70

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Leisure	$—	$4,573	$—	$4,573
Machinery	—	20,802	—	20,802
Media—Broadcast	—	40,956	—	40,956
Media—Cable	—	62,550	—	62,550
Media—Services	—	13,259	—	13,259
Metals/Mining Excluding Steel	—	27,730	—	27,730
Packaging	—	36,902	—	36,902
Pharmaceuticals	—	21,132	—	21,132
Printing & Publishing	—	19,714	—	19,714
Real Estate Dev. & Mgt.	—	5,183	—	5,183
Software/Services	—	53,737	—	53,737
Specialty Retail	—	9,098	—	9,098
Steel Producers/Products	—	6,458	—	6,458
Support—Services	—	24,877	—	24,877
Telecom—Equipment	—	2,973	—	2,973
Telecom—Integrated/Services	—	59,541	—	59,541
Telecom—Wireless	—	57,889	—	57,889
Total Corporate Debt Securities	—	1,048,579	9,590	1,058,169
Short-Term Investments	—	41,735	—	41,735
Total Investments	—	1,113,637	9,590	1,123,227
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	—	110,566	—	110,566
Total Investments	—	110,566	—	110,566
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	6,143	—	6,143
U.S. Government Agency Securities	—	2,608	—	2,608
Mortgage-Backed Securities^	—	30,025	—	30,025
Corporate Debt Securities^	—	17,411	—	17,411
Asset-Backed Securities	—	9,638	0	9,638
Short-Term Investments	—	313	—	313
Total Investments	—	66,138	0	66,138
Strategic Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	366	—	366
AirTransport	—	945	—	945
All Telecom	—	1,422	789	2,211

See Notes to Financial Statements	71

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Automotive	$—	$674	$—	$674
Building & Development	—	2,789	—	2,789
Business Equipment & Services	—	6,703	892	7,595
Cable & Satellite Television	—	1,603	—	1,603
Chemicals & Plastics	—	2,992	—	2,992
Conglomerates	—	284	—	284
Containers & Glass Products	—	201	—	201
Drugs	—	943	—	943
Electric—Generation	—	1,225	—	1,225
Electronics/Electrical	—	3,048	796	3,844
Equipment Leasing	—	645	—	645
Farming/Agriculture	—	286	—	286
Financial Intermediaries	—	3,527	965	4,492
Food Products	—	1,902	—	1,902
Food/Drug Retailers	—	650	—	650
Gaming	—	1,607	—	1,607
Health Care	—	4,723	1,411	6,134
Home Furnishings	—	314	—	314
Insurance	—	—	303	303
Leisure Goods/Activities/Movies	—	1,862	—	1,862
Lodging & Casinos	—	645	—	645
Media—Broadcast	—	1,133	—	1,133
Media—Services	—	1,254	—	1,254
Nonferrous Metals/Minerals	—	1,340	—	1,340
Publishing	—	5,538	—	5,538
Radio & Television	—	1,322	—	1,322
Retailers (except food & drug)	—	4,947	—	4,947
Software/Services	—	1,083	—	1,083
Steel	—	333	—	333
Utilities	—	3,322	—	3,322
Total Bank Loan Obligations	—	59,628	5,156	64,784
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	13,107	—	13,107
Mortgage-Backed Securities^	—	148,397	—	148,397
Corporate Debt Securities
Aerospace/Defense	—	472	—	472
Airlines	—	1,924	5,724	7,648
Apparel/Textiles	—	426	—	426
Auto Loans	—	1,257	—	1,257

See Notes to Financial Statements	72

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Automakers	$—	$1,640	$—	$1,640
Banking	—	28,442	—	28,442
Building & Construction	—	362	—	362
Building Materials	—	1,859	—	1,859
Chemicals	—	3,968	—	3,968
Commercial Services	—	1,223	—	1,223
Consumer/Commercial/Lease Financing	—	6,038	—	6,038
Department Stores	—	1,439	—	1,439
Diversified Financial Services	—	5,370	—	5,370
Electric—Generation	—	4,666	534	5,200
Electric—Integrated	—	1,499	—	1,499
Electronics	—	1,845	—	1,845
Energy—Alternate Sources	—	265	—	265
Energy—Exploration & Production	—	7,795	—	7,795
Food	—	7,174	—	7,174
Food—Wholesale	—	200	—	200
Gaming	—	3,752	—	3,752
Gas Distribution	—	5,104	—	5,104
Health Care	—	743	—	743
Health Facilities	—	2,797	—	2,797
Health Services	—	253	—	253
Hotels	—	634	1,098	1,732
Industrial	—	3,108	—	3,108
Insurance	—	7,812	—	7,812
Integrated Energy	—	2,003	—	2,003
Investments & Misc. Financial Services	—	1,175	—	1,175
Iron/Steel	—	679	—	679
Leisure	—	240	—	240
Machinery	—	1,652	—	1,652
Media	—	10,758	—	10,758
Media—Broadcast	—	3,738	—	3,738
Media—Cable	—	5,530	—	5,530
Media—Services	—	1,466	—	1,466
Medical Products	—	363	—	363
Metals/Mining Excluding Steel	—	2,587	—	2,587
Miscellaneous Manufacturer	—	757	—	757
Office/Business Equipment	—	1,658	—	1,658
Packaging	—	1,869	—	1,869
Pharmaceuticals	—	2,883	—	2,883

See Notes to Financial Statements	73

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Printing & Publishing	$—	$862	$—	$862
Real Estate	—	757	—	757
REITs	—	2,338	—	2,338
Software/Services	—	1,841	—	1,841
Specialty Retail	—	2,134	—	2,134
Steel Producers/Products	—	4,814	—	4,814
Support—Services	—	2,049	—	2,049
Telecom—Equipment	—	342	—	342
Telecom—Integrated/Services	—	5,716	—	5,716
Telecom—Wireless	—	6,990	—	6,990
Telecommunications	—	9,490	—	9,490
Tobacco	—	2,378	—	2,378
Transport—Rail	—	215	—	215
Total Corporate Debt Securities	—	179,351	7,356	186,707
Asset-Backed Securities	—	6,944	—	6,944
Government Securities^	—	9,363	—	9,363
Short-Term Investments	—	45,477	—	45,477
Total Investments	—	462,267	12,512	474,779

^	The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/11
Investments in Securities:
Core Bond
Corporate Debt Securities
Airlines	$2,585	$—	$(69)	$932	$(691)	$—	$—	$2,757	$(134)
Asset-Backed Securities	0	—	—	—	—	—	—	0	—
Total	2,585	—	(69)	932	(691)	—	—	2,757	(134)

See Notes to Financial Statements	74

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/11
Floating Rate Income
Bank Loan Obligations
All Telecom	$—	$—	$10	$2,024	$—	$—	$—	$2,034	$10
Building & Development	709	—	7	—	(14)	—	(702)	—	—
Business Equipment & Services	877	—	71	1,756	(514)	—	(373)	1,817	61
Chemicals & Plastics	—	—	(2)	624	(2)	—	—	620	(2)
Electronics/ Electrical	—	1	13	1,124	(13)	776	—	1,901	13
Financial Intermediaries	1,317	4	21	2,068	(1,548)	—	(494)	1,368	10
Health Care	—	—	21	1,985	(1)	—	—	2,005	21
Insurance	—	—	4	572	—	—	—	576	4
Corporate Debt Securities
AirTransport	432	—	(7)	—	(158)	—	—	267	(6)
Electric— Generation	372	—	(24)	619	—	—	—	967	(24)
Hotels	—	—	(2)	1,665	—	—	—	1,663	(2)
Total	3,707	5	112	12,437	(2,250)	776	(1,569)	13,218	85
High Income
Corporate Debt Securities
Airlines	8,097	—	(222)	—	(4,028)	—	—	3,847	(508)
Electric— Generation	3,873	—	(25)	1,895	—	—	—	5,743	(25)
Total	11,970	—	(247)	1,895	(4,028)	—	—	9,590	(533)
Short Duration
Asset-Backed Securities	1,100	—	—	—	—	—	(1,100)	0	—
Total	1,100	—	—	—	—	—	(1,100)	0	—

See Notes to Financial Statements	75

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/11	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/11
Strategic Income
Bank Loan Obligations
All Telecom	$—	$—	$4	$785	$—	$—	$—	$789	$4
Building & Development	288	—	—	—	—	—	(288)	—	—
Business Equipment & Services	904	—	43	862	(618)	—	(299)	892	30
Electronics/ Electrical	—	1	4	—	(11)	802	—	795	4
Financial Intermediaries	1,561	3	16	1,156	(1,276)	—	(495)	965	1
Health Care	—	—	14	1,398	(1)	—	—	1,411	14
Insurance	—	—	2	302	(1)	—	—	303	2
Corporate Debt Securities
Airlines	4,198	—	(192)	2,750	(1,032)	—	—	5,724	(197)
Electric— Generation	377	—	—	157	—	—	—	534	—
Hotels	—	—	(2)	1,100	—	—	—	1,098	(2)
Total	7,328	4	(111)	8,510	(2,939)	802	(1,082)	12,512	(144)

The Funds had no significant transfers between Levels 1 and 2 as of April 30, 2011. As of April 30, 2011, two securities in each of Floating Rate Income and Strategic Income transferred from Level 2 to Level 3 as a result of a decrease in the number of quotations that were readily available to the independent pricing service. Three securities in each of Floating Rate Income and Strategic Income, and one security in Short Duration, transferred from Level 3 to Level 2 as a result of an increase in the number of quotations that were readily available to the independent pricing service.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2011:

(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$(51)	$—	$—	$(51)
Strategic Income
Futures Contracts	(82)	—	—	(82)

See Notes to Financial Statements	76

Notes to Schedule of Investments (Unaudited) (cont'd)

##	At April 30, 2011, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$261,529	$6,801	$2,551	$4,250
Floating Rate Income	205,326	2,249	614	1,635
High Income	1,073,797	50,696	1,266	49,430
Municipal Intermediate Bond	110,317	1,387	1,138	249
Short Duration	68,831	366	3,059	(2,693)
Strategic Income	458,230	17,386	837	16,549

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At April 30, 2011, these securities amounted to approximately $7,720,000 or 3.7% of net assets for Core Bond, approximately $14,876,000 or 7.5% of net assets for Floating Rate Income, approximately $419,553,000 or 37.1% of net assets for High Income, approximately $941,000 or 0.8% of net assets for Municipal Intermediate Bond, approximately $7,767,000 or 11.7% of net assets for Short Duration, and approximately $46,587,000 or 10.9% of net assets for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.

Ø
All or a portion of this security was purchased on a when-issued basis. At April 30, 2011, these securities amounted to $56,641,000 for Core Bond, $1,663,000 for Floating Rate Income, $2,875,000 for High Income, $770,000 for Municipal Intermediate Bond and $51,382,000 for Strategic Income, respectively.

*	Security did not produce income during the last twelve months.

¢	All or a portion of this security was purchased on a delayed delivery basis.

^^	All or a portion of this security has not settled as of April 30, 2011 and thus does not have an interest rate in effect. Interest rates do not take effect until settlement.

ØØ
All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2011 and their final maturity dates.

**	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specific date and rate.

@
This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At April 30, 2011, these securities amounted to approximately $2,608,000 or 3.9% of net assets for Short Duration.

a	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

b	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

c	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See Notes to Financial Statements	77

Notes to Schedule of Investments (Unaudited) (cont'd)

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted.

At April 30, 2011, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of April 30, 2011	Fair Value Percentage of Net Assets as of April 30, 2011
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.70%, due 7/13/46	9/14/2007	227	0.2	0	0.0

See Notes to Financial Statements	78

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	April 30, 2011	April 30, 2011	April 30, 2011
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$265,779	$206,961	$1,123,227
Cash	—	160	—
Deposits with brokers for futures contracts (Note A)	154	—	—
Dividends and interest receivable	1,212	1,030	24,105
Receivable for securities sold	1,416	16,282	3,119
Receivable for Fund shares sold	120	7,627	4,489
Receivable from Management—net (Note B)	3	—	—
Prepaid expenses and other assets	—	—	—
Total Assets	268,684	232,060	1,154,940
Liabilities
Distributions payable	122	66	1,045
Due to custodian	—	—	—
Payable for securities purchased	57,121	33,109	20,651
Payable for Fund shares redeemed	162	1,402	1,933
Payable to investment manager (Note B)	37	77	433
Payable to administrator—net (Note B)	—	7	302
Net depreciation on futures contracts (Note A)	51	—	—
Accrued expenses and other payables	51	47	196
Total Liabilities	57,544	34,708	24,560
Net Assets at value	$211,140	$197,352	$1,130,380
Net Assets consist of:
Paid-in capital	$205,890	$194,606	$1,049,052
Undistributed net investment income (loss)	—	—	331
Distributions in excess of net investment income	(210)	(104)	—
Accumulated net realized gains (losses) on investments	1,176	1,134	30,925
Net unrealized appreciation (depreciation) in value of investments	4,284	1,716	50,072
Net Assets at value	$211,140	$197,352	$1,130,380
Net Assets
Investor Class	$15,302	$—	$378,966
Institutional Class	171,548	170,385	386,960
Trust Class	—	—	—
Class A	21,895	21,491	323,451
Class C	2,395	5,476	38,582
Class R3	—	—	2,421
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,446	—	39,493
Institutional Class	16,185	16,597	40,263
Trust Class	—	—	—
Class A	2,072	2,093	33,697
Class C	227	533	4,015
Class R3	—	—	252
Net Asset Value, offering and redemption price per share
Investor Class	$10.58	$—	$9.60
Institutional Class	10.60	10.27	9.61
Trust Class	—	—	—
Class R3	—	—	9.60
Net Asset Value and redemption price per share
Class A	$10.57	$10.27	$9.60
Offering Price per share
Class A‡	$11.04	$10.73	$10.03
Net Asset Value and offering price per share
Class C^	$10.57	$10.27	$9.61
*Cost of Investments:	$261,444	$205,245	$1,073,155

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements	80

MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
April 30, 2011	April 30, 2011	April 30, 2011

$110,566	$66,138	$474,779
252	—	—
—	—	343
1,593	390	3,655
286	3,074	10,109
146	10	3,131
12	20	—
—	2	—
112,855	69,634	492,017

26	9	469
—	12	—
754	3,206	62,273
619	119	662
23	14	188
—	—	69
—	—	82
67	63	101
1,489	3,423	63,844
$111,366	$66,211	$428,173

$111,016	$87,472	$408,862
—	—	—
—	(167)	(319)
101	(18,716)	2,751
249	(2,378)	16,879
$111,366	$66,211	$428,173

$105,453	$46,061	$—
5,682	13,154	150,451
—	6,807	17,722
67	45	160,413
164	144	99,587
—	—	—

9,369	5,731	—
505	1,638	13,634
—	889	1,606
6	6	14,526
15	19	9,025
—	—	—

$11.26	$8.04	$—
11.25	8.03	11.03
—	7.66	11.03
—	—	—

$11.25	$7.66	$11.04

$11.75	$8.00	$11.53

$11.26	$7.66	$11.03
$110,317	$68,516	$457,818

81

Statements of Operations (Unaudited)

Neuberger Berman Income Funds
(000's omitted)

CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$ 2,564	$ 3,694	$ 40,105
Foreign taxes withheld	(2)	—	(36)
Total income	$ 2,562	$ 3,694	$ 40,069
Expenses:
Investment management fees (Note B)	205	315	2,389
Administration fees (Note B)	49	38	299
Administration fees (Note B):
Investor Class	17	—	382
Institutional Class	55	48	137
Trust Class	—	—	—
Class A	23	18	310
Class C	3	2	33
Class R3	—	—	1
Distribution fees (Note B):
Investor Class	21	—	—
Trust Class	—	—	—
Class A	27	21	370
Class C	13	11	157
Class R3	—	—	3
Shareholder servicing agent fees:
Investor Class	12	—	38
Institutional Class	6	3	16
Trust Class	—	—	—
Class A	2	1	37
Class C	—	—	9
Class R3	—	—	—
Audit fees	12	14	25
Custodian fees (Note B)	60	91	131
Insurance expense	6	1	24
Legal fees	57	46	56
Registration and filing fees	40	31	83
Reimbursement of expenses previously assumed by Management (Note B)	—	—	48
Shareholder reports	10	—	37
Trustees' fees and expenses	28	28	28
Miscellaneous	10	4	43
Total expenses	656	672	4,656

See Notes to Financial Statements

MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011

$2,174	$847	$9,434
—	—	(6)
$2,174	$847	$9,428

139	83	1,062
34	20	115

114	53	—
1	4	57
—	17	29
—	—	156
—	—	99
—	—	—

—	—	—
—	—	9
—	—	185
—	1	471
—	—	—

53	25	—

—	—	7
—	1	2
—	—	47
—	—	15
—	—	—
23	24	25
48	40	175
4	2	10
75	62	62
45	50	51
—	—	—
11	21	20
28	28	28
7	5	20
582	436	2,645

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011

Expenses reimbursed by Management (Note B)	(96)	(188)	(2)
Management and administration fees waived (Note B)	(98)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)
Total net expenses	462	484	4,653
Net investment income (loss)	$2,100	$3,210	$35,416
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,011	1,135	32,217
Financial futures contracts	149	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(899)	290	(12,725)
Financial futures contracts	38	—	—
Net gain (loss) on investments	299	1,425	19,492
Increase (Decrease) in Net Assets From Operations	$2,399	$4,635	$54,908

See Notes to Financial Statements

MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011	For the Six Months Ended April 30, 2011

(221)	(206)	(351)
—	—	—
—	—	—
361	230	2,294
$1,813	$617	$7,134

103	(673)	2,795
—	—	415

(3,042)	552	(2,159)
—	—	99
(2,939)	(121)	1,150
$(1,126)	$496	$8,284

Statements of Changes in Net Assets

Neuberger Berman Income Funds

(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,100	$4,101	$3,210	$2,042
Net realized gain (loss) on investments	1,160	4,265	1,135	180
Change in net unrealized appreciation (depreciation) of investments	(861)	6,046	290	1,426
Net increase (decrease) in net assets resulting from operations	2,399	14,412	4,635	3,648
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(197)	(534)	—	—
Institutional Class	(1,721)	(3,103)	(2,845)	(1,792)
Trust Class	—	—	—	—
Class A	(261)	(533)	(426)	(236)
Class C	(22)	(40)	(40)	(16)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(452)	(112)	—	—
Institutional Class	(3,055)	(375)	(146)	—
Trust Class	—	—	—	—
Class A	(557)	(82)	(34)	—
Class C	(72)	(6)	(2)	—
Class R3	—	—	—	—
Total distributions to shareholders	(6,337)	(4,785)	(3,493)	(2,044)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,813	5,301	—	—
Institutional Class	72,360	77,785	110,215	71,397
Trust Class	—	—	—	—
Class A	2,131	11,288	22,747	22,594
Class C	497	2,330	4,941	993
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	637	566	—	—
Institutional Class	4,002	2,377	2,836	1,772
Trust Class	—	—	—	—
Class A	708	522	389	222
Class C	26	12	26	15
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(5,271)	(13,317)	—	—
Institutional Class	(22,442)	(25,994)	(14,115)	(3,921)
Trust Class	—	—	—	—
Class A	(3,698)	(8,290)	(14,724)	(10,244)
Class C	(960)	(411)	(237)	(300)
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	49,803	52,169	112,078	82,528
Net Increase (Decrease) in Net Assets	45,865	61,796	113,220	84,132
Net Assets:
Beginning of period	165,275	103,479	84,132	—
End of period	$211,140	$165,275	$197,352	$84,132
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$(210)	$(109)	$(104)	$(3)

See Notes to Financial Statements

HIGH INCOME BOND FUND		MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010

$35,416	$53,424	$1,813	$3,452	$617	$1,424
32,217	46,242	103	846	(673)	(302)
(12,725)	19,561	(3,042)	2,747	552	3,348
54,908	119,227	(1,126)	7,045	496	4,470

(13,174)	(34,110)	(1,769)	(3,450)	(752)	(2,012)
(11,143)	(14,672)	(40)	(1)	(117)	(0)
—	—	—	—	(112)	(303)
(10,301)	(6,353)	(3)	(1)	(3)	(1)
(968)	(756)	(1)	(0)	(3)	(0)
(43)	(18)	—	—	—	—

(2,737)	—	(510)	—	—	—
(1,959)	—	(1)	—	—	—
—	—	—	—	—	—
(2,165)	—	(1)	—	—	—
(217)	—	(0)	—	—	—
(6)	—	—	—	—	—
(42,713)	(55,909)	(2,325)	(3,452)	(987)	(2,316)

45,175	125,230	13,323	48,490	1,952	16,238
162,598	220,011	6,393	64	13,345	30
—	—	—	—	711	3,180
118,302	273,774	206	158	373	50
14,924	22,494	100	64	408	30
2,299	451	—	—	—	—

14,967	32,109	2,136	3,207	703	1,844
9,510	7,404	28	—	115	—
—	—	—	—	106	284
11,208	5,735	3	—	3	—
598	284	1	—	2	1
20	10	—	—	—	—

(48,946)	(250,124)	(25,311)	(28,773)	(12,287)	(16,495)
(55,149)	(64,330)	(905)	—	(312)	—
—	—	—	—	(3,332)	(2,513)
(87,235)	(37,637)	(293)	—	(380)	—
(2,865)	(1,113)	—	—	(295)	—
(398)	(109)	—	—	—	—
185,008	334,189	(4,319)	23,210	1,112	2,649
197,203	397,507	(7,770)	26,803	621	4,803
933,177	535,670	119,136	92,333	65,590	60,787
$1,130,380	$933,177	$111,366	$119,136	$66,211	$65,590
$331	$544	$—	$—	$—	$203
$—	$—	$—	$—	$(167)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)

(000's omitted)

	STRATEGIC INCOME FUND
	Six Months Ended April 30, 2011 (Unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7,134	$10,359
Net realized gain (loss) on investments	3,210	6,781
Change in net unrealized appreciation (depreciation) of investments	(2,060)	12,497
Net increase (decrease) in net assets resulting from operations	8,284	29,637
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Institutional Class	(2,818)	(3,651)
Trust Class	(351)	(514)
Class A	(3,005)	(4,179)
Class C	(1,584)	(2,422)
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Institutional Class	(2,080)	(646)
Trust Class	(291)	(97)
Class A	(2,545)	(744)
Class C	(1,658)	(534)
Class R3	—	—
Total distributions to shareholders	(14,332)	(12,787)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Institutional Class	68,169	111,374
Trust Class	6,283	9,774
Class A	56,688	110,619
Class C	17,286	57,032
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Institutional Class	2,594	2,032
Trust Class	617	600
Class A	4,571	3,887
Class C	1,546	1,206
Class R3	—	—
Payments for shares redeemed:
Investor Class	—	—
Institutional Class	(37,326)	(18,534)
Trust Class	(5,190)	(1,519)
Class A	(41,303)	(46,275)
Class C	(10,936)	(5,567)
Class R3	—	—
Net increase (decrease) from Fund share transactions	62,999	224,629
Net Increase (Decrease) in Net Assets	56,951	241,479
Net Assets:
Beginning of period	371,222	129,743
End of period	$428,173	$371,222
Undistributed net investment income (loss) at end of period	$—	$305
Distributions in excess of net investment income at end of period	$(319)	$—

See Notes to Financial Statements

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: The Funds are separate operating series of Neuberger Berman Income Funds, (the "Trust"), a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Four Funds offer Investor Class shares, six offer Institutional Class shares, two offer Trust Class shares, six offer Class A shares, six offer Class C shares and one offers Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond and Strategic Income participated as class members. The amounts of such proceeds for the six months ended April 30, 2011 were $7,359 and $2,635 for Core Bond and Strategic Income, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2007 - 2009. As of April 30, 2011, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2010, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses, non-deductible 12b-1 fees and contingent payment debt instrument income adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2010		2009	2010		2009	2010		2009	2010		2009	2010		2009
Core Bond	$4,784,336		$3,212,281	$—		$—	$—		$—	$—		$—	$4,784,336		$3,212,281
Floating Rate Income	2,044,059	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	2,044,059	(1)	—
High Income	55,908,863		29,230,047	—		—	—		—	—		—	55,908,863		29,230,047
Municipal Intermediate Bond	798		16,815	3,450,922		1,421,035	—		—	—		—	3,451,720		1,437,850
Short Duration	2,315,688		3,087,008	—		—	—		—	—		—	2,315,688		3,087,008
Strategic Income	12,787,114		1,998,867	—		—	—		—	—		—	12,787,114		1,998,867

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.
As of October 31, 2010, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation(Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$3,851,677	$—	$282,709	$5,161,466	$—	$9,295,852
Floating Rate Income	292,799	—	—	1,407,118	—	1,699,917
High Income	1,393,997	—	7,075,803	61,512,727	—	69,982,527
Municipal Intermediate Bond	24,294	20,192	486,102	3,290,900	—	3,821,488
Short Duration	212,506	—	—	(3,527,187)	(17,445,334)	(20,760,015)
Strategic Income	6,598,510	—	727,286	18,444,290	—	25,770,086

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards and amortization of bond premium.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2011	2012	2013	2014	2015	2016	2017	2018
Short Duration	$—	$2,468,731	$3,168,736	$2,244,689	$643,625	$—	$8,069,282	$850,271

During the year ended October 31, 2010, High Income and Municipal Intermediate Bond utilized capital loss carryforwards of $39,249,160 and $335,979, respectively.

6
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9
When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

11
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12
Derivative instruments: During the six months ended April 30, 2011, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed for Core Bond and Strategic Income, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the six months ended April 30, 2011, Floating Rate Income, High Income, Municipal Intermediate Bond and Short Duration did not enter into any financial futures contracts. During the six months ended April 30, 2011, Core Bond and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device. At April 30, 2011, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Core Bond	June 2011	40 U.S. Treasury Notes, 2 Year	Short	$(31,875)
Core Bond	June 2011	8 U.S. Treasury Notes, 10 Year	Short	$(18,875)
Strategic Income	June 2011	102 U.S. Treasury Notes, 2 Year	Short	$(82,000)

During the six months ended April 30, 2011, the average notional amount of financial futures contracts was:

Core Bond	$(6,800,000)
Strategic Income	(16,133,333)

At April 30, 2011, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond: $154,349

Strategic Income: $343,233

At April 30, 2011, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Interest Rate Risk	Statements of Assets and Liabilities Location
Core Bond
Futures Contracts	$(50,750)
Total Value	$(50,750)
		Net depreciation on futures contracts(1)
Strategic Income
Futures Contracts	$(82,000)
Total Value	$(82,000)

(1)
Reflected in the Statements of Assets and Liabilities; included under the caption "Net unrealized appreciation (depreciation) in value of investments," and is the cumulative appreciation (depreciation) of futures contracts as of April 30, 2011 as shown in "Futures Contracts" above. The outstanding variation margin as of April 30, 2011, if any, is reflected in the Statements of Assets and Liabilities under the caption "Net appreciation/depreciation on futures contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2011, was as follows:

Realized Gain (Loss)

	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts Total Realized Gain (Loss) Strategic Income Futures Contracts Total Realized Gain (Loss)	$148,675 $148,675 $415,078 $415,078	Net realized gain (loss) on financial futures contracts

Change in Appreciation (Depreciation)
	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts Total Change in Appreciation (Depreciation) Strategic Income Futures Contracts Total Change in Appreciation (Depreciation)	$38,477 $38,477 $99,265 $99,265	Change in net unrealized appreciation (depreciation) in value of financial futures contracts

Management has concluded that the Funds, except Core Bond and Strategic Income, did not hold any derivative instruments during the six months ended April 30, 2011 that require additional disclosures pursuant to ASC 815.

13
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2011, the impact of this arrangement was a reduction of expenses of $99, $246, $628, $219, $32 and $254 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, respectively.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Floating Rate Income, High Income, and Strategic Income) pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Floating Rate Income, High Income, and Strategic Income each pay Management a fee for investment management services at the annual rates of 0.50%, 0.48%, and 0.55%, respectively, of its average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.12% (0.06% as of May 1, 2011) of the average daily net assets of Core Bond. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the six months ended April 30, 2011, such waived fees amounted to $98,463 for Core Bond.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets, Class A and Class C of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, and Class R3 of each Fund that offers that class pays Management an administration fee at the annual rate of 0.21% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class, Institutional Class, Trust Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2011, the Institutional Class of High Income, Class A of High Income and Class R3 of High Income reimbursed Management $34,147, $14,286 and $46, respectively, under its contractual expense limitation.

At April 30, 2011, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2008		2009		2010		2011
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2011		2012		2013		2014
Core Bond Investor Class	0.85%	10/31/21	$62,629		$90,020		$25,560		$17,472
Core Bond Institutional Class	0.45%	10/31/21	60,609		81,405		54,638		68,547
Core Bond Class A	0.85%	10/31/21	1,700	(2)	14,617		6,716		9,126
Core Bond Class C	1.60%	10/31/21	1,695	(2)	3,790		957		1,311
Floating Rate Income Institutional Class	0.70%	10/31/14	—		—		410,835	(6)	158,368
Floating Rate Income Class A	1.07%	10/31/14	—		—		57,005	(5)	26,863
Floating Rate Income Class C	1.82%	10/31/14	—		—		6,128	(6)	2,521
High Income Investor Class	1.00%	10/31/14	—		—		—		—
High Income Institutional Class	0.75%	10/31/14	—		—	(4)	17,158		—
High Income Class A	1.12%	10/31/14	—		—	(4)	24,332		—
High Income Class C	1.87%	10/31/14	—		693	(4)	6,499		2,432
High Income Class R3	1.37%	10/31/14	—		989	(4)	800		—
Municipal Intermediate Bond Investor Class	0.65%	10/31/14	170,458		213,114		402,491		215,407
Municipal Intermediate Bond Institutional Class	0.50%	10/31/14	—		—		3,630	(7)	4,629
Municipal Intermediate Bond Class A	0.87%	10/31/14	—		—		3,660	(7)	398
Municipal Intermediate Bond Class C	1.62%	10/31/14	—		—		3,637	(7)	187
Short Duration Investor Class	0.70%	10/31/14	202,732		247,213		322,782		154,796
Short Duration Institutional Class	0.50%	10/31/14	—		—		3,653	(7)	23,891
Short Duration Trust Class	0.80%	10/31/14	52,852		62,762		59,964		26,163

				Expenses Deferred in Fiscal Period Ending October 31,
				2008		2009	2010		2011
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2011		2012	2013		2014
Short Duration Class A	0.87%		10/31/14	$—		$—	$3,698	(7)	$631
Short Duration Class C	1.62%		10/31/14	—		—	3,646	(7)	784
Strategic Income Institutional Class	0.75	%(3)	10/31/21	372,887		148,644	153,882		104,458
Strategic Income Trust Class	1.10%		10/31/14	24,251		50,305	28,331		14,759
Strategic Income Class A	1.15%		10/31/21	6,744	(2)	198,132	196,672		135,365
Strategic Income Class C	1.85%		10/31/21	6,026	(2)	78,520	157,265		95,948

(1)	Expense limitation per annum of the respective class' average daily net assets.

(2)	Period from December 20, 2007 to October 31, 2008.
(3)	Prior to February 28, 2008, the expense limitation was .85%.
(4)	Period from May 27, 2009 to October 31, 2009.
(5)	Period from December 29, 2009 to October 31, 2010.
(6)	Period from December 30, 2009 to October 31, 2010.
(7)	Period from June 21, 2010 to October 31, 2010.

Management and Neuberger Berman Fixed Income LLC ("NBFI") are indirect subsidiaries of Neuberger Berman Group LLC ("NBG," and together with its consolidated subsidiaries "NB Group"). The voting equity of NBG is owned by NBSH Acquisition, LLC ("NBSH") and Lehman Brothers Holdings Inc. ("LBHI"). NBSH, which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 52% of the voting equity of NBG and LBHI, which is a debtor in possession under chapter 11 of the U.S. Bankruptcy Code, owns the remaining 48% of the voting equity. LBHI's bankruptcy proceedings have had no material impact on the operations of the Funds. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser, respectively, of the Funds.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as sub-adviser to Core Bond and Floating Rate Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses. However, Management receives fees from Core Bond's Investor Class, and Strategic Income's Trust Class and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act.

The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's,

Municipal Intermediate Bond Class A's, Short Duration Class A's and Strategic Income Class A's average daily net assets, 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 4.25% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2011, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Commissions	CDSC	Net Commissions	CDSC
Core Bond Class A	$160	$—	$—	$—
Core Bond Class C	—	509	—	—
Floating Rate Income Class A	5,949	—	—	—
Floating Rate Income Class C	—	199	—	—
High Income Class A	17,789	—	—	—
High Income Class C	—	7,211	—	—
Municipal Intermediate Bond Class A	89	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	—	—	—	—
Short Duration Class C	—	2,500	—	—
Strategic Income Class A	9,160	30,430	—	—
Strategic Income Class C	—	18,517	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the six months ended April 30, 2011, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$287,775,542	$55,147,938	$252,715,592	$43,092,244
Floating Rate Income	—	207,590,767	—	102,140,015
High Income	—	788,313,850	—	600,352,019
Municipal Intermediate Bond	—	36,525,097	—	40,896,905
Short Duration	20,865,396	16,938,912	28,545,801	6,734,690
Strategic Income	422,383,839	246,907,055	386,436,986	193,954,534

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2011 and for the year ended October 31, 2010 was as follows:

	For the Six Months Ended April 30, 2011				For the Year Ended October 31, 2010
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	171	61	(502)	(270)	511	54	(1,301)	(736)
Institutional Class	6,872	382	(2,127)	5,127	7,486	227	(2,450)	5,263
Class A	203	67	(352)	(82)	1,083	50	(800)	333
Class C	47	3	(92)	(42)	225	1	(39)	187
Floating Rate Income:
Institutional Class	10,762	277	(1,378)	9,661	7,149	177	(390)	6,936	(2)
Class A	2,223	38	(1,433)	828	2,254	22	(1,011)	1,265	(1)
Class C	482	2	(23)	461	100	2	(30)	72	(2)
High Income:
Investor Class	4,764	1,587	(5,172)	1,179	13,963	3,577	(27,976)	(10,436)
Institutional Class	17,080	1,006	(5,832)	12,254	24,328	816	(7,111)	18,033
Class A	12,479	1,188	(9,204)	4,463	29,897	629	(4,092)	26,434
Class C	1,572	63	(301)	1,334	2,477	31	(122)	2,386
Class R3	243	2	(42)	203	51	1	(12)	40
Municipal Intermediate Bond:
Investor Class	1,198	191	(2,272)	(883)	4,241	280	(2,498)	2,023
Institutional Class	578	3	(82)	499	6	—	—	6	(3)
Class A	18	—	(26)	(8)	14	—	—	14	(3)
Class C	9	—	—	9	6	—	—	6	(3)
Short Duration:
Investor Class	243	87	(1,528)	(1,198)	2,041	232	(2,065)	208
Institutional Class	1,659	14	(39)	1,634	4	—	—	4	(3)
Trust Class	93	14	(435)	(328)	419	38	(331)	126
Class A	49	—	(50)	(1)	7	—	—	7	(3)
Class C	53	—	(38)	15	4	—	—	4	(3)
Strategic Income:
Institutional Class	6,223	238	(3,410)	3,051	10,340	189	(1,714)	8,815
Trust Class	575	57	(475)	157	904	56	(142)	818
Class A	5,164	419	(3,773)	1,810	10,236	361	(4,322)	6,275
Class C	1,575	142	(999)	718	5,290	112	(513)	4,889

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.

(2)	Period from December 30, 2009 (Commencement of Operations) to October 31, 2010.
(3)	Period from June 21, 2010 (Commencement of Operations) to October 31, 2010.

Note E—Line of Credit:

At April 30, 2011, Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income were participants in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.125% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2011. During the six months ended April 30, 2011, none of the Funds utilized this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2011 (Unaudited)	$10.86	$0.12	$0.00	$0.12	$(0.13)	$(0.27)	$—	$(0.40)
10/31/2010	$10.19	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)
10/31/2006	$10.09	$0.41	$0.09	$0.50	$(0.43)	$(0.31)	$—	$(0.74)
Institutional Class
4/30/2011 (Unaudited)	$10.88	$0.14	$0.00	$0.14	$(0.15)	$(0.27)	$—	$(0.42)
10/31/2010	$10.21	$0.32	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)
10/31/2006	$10.11	$0.45	$0.08	$0.53	$(0.47)	$(0.31)	$—	$(0.78)
Class A
4/30/2011 (Unaudited)	$10.85	$0.12	$0.00	$0.12	$(0.13)	$(0.27)	$—	$(0.40)
10/31/2010	$10.18	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)
Class C
4/30/2011 (Unaudited)	$10.86	$0.08	$(0.01)	$0.07	$(0.09)	$(0.27)	$—	$(0.36)
10/31/2010	$10.18	$0.19	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)
Floating Rate Income Fund
Institutional Class
4/30/2011 (Unaudited)	$10.17	$0.26	$0.14	$0.40	$(0.28)	$(0.02)	$—	$(0.30)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)

See Notes to Financial Highlights

Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$10.58	1.16	%**	$15.3	.85%*	.85	%‡*	2.26%*	182%**
$—	$10.86	10.03%		$18.6	.85%	.85	%‡	2.66%	340%
$—	$10.19	23.10%		$25.0	.86%	.86	%‡	4.39%	450%
$—	$8.64	(7.72)%		$44.2	.85%	.85	%‡	4.08%	430%
$—	$9.76	3.67%		$35.9	.85%	.85	%‡	4.51%	404%
$—	$9.85	5.21%		$33.9	.86%	.85	%‡	4.22%	399%

$—	$10.60	1.36	%**	$171.5	.45%*	.45	%‡*	2.67%*	182%**
$—	$10.88	10.45%		$120.3	.45%	.45	%‡	3.02%	340%
$—	$10.21	23.70%		$59.1	.45%	.45	%‡	4.60%	450%
$—	$8.65	(7.34)%		$32.1	.45%	.45	%‡	4.48%	430%
$—	$9.77	4.08%		$47.2	.45%	.45	%‡	4.91%	404%
$—	$9.86	5.52%		$44.5	.46%	.45	%‡	4.60%	399%

$—	$10.57	1.16	%**	$21.9	.85%*	.85	%‡*	2.27%*	182%**
$—	$10.85	10.04%		$23.4	.85%	.85	%‡	2.64%	340%
$—	$10.18	22.96%		$18.5	.85%	.85	%‡	3.81%	450%
$—	$8.64	(8.37	)%**	$0.1	.85%*	.85	%‡*	4.01%*	430%^^

$—	$10.57	.69	%**	$2.4	1.60%*	1.60	%‡*	1.51%*	182%**
$—	$10.86	9.31%		$2.9	1.60%	1.60	%‡	1.83%	340%
$—	$10.18	22.04%		$0.8	1.61%	1.61	%‡	3.39%	450%
$—	$8.64	(8.98	)%**	$0.1	1.60%*	1.60	%‡*	3.24%*	430%^^

$—	$10.27	3.97	%**	$170.4	.70%*	.70	%‡*	5.17%*	79%**
$—	$10.17	6.24	%**	$70.5	.70%*	.70	%‡*	5.28%*	112%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
4/30/2011 (Unaudited)	$10.17	$0.24	$0.14	$0.38	$(0.26)	$(0.02)	$—	$(0.28)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)
Class C
4/30/2011 (Unaudited)	$10.17	$0.19	$0.15	$0.34	$(0.22)	$(0.02)	$—	$(0.24)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)
High Income Bond Fund
Investor Class
4/30/2011 (Unaudited)	$9.49	$0.34	$0.18	$0.52	$(0.34)	$(.07)	$—	$(0.41)
10/31/2010	$8.66	$0.76	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)
10/31/2006	$9.10	$0.59	$(0.02)	$0.57	$(0.59)	$—	$—	$(0.59)
Institutional Class
4/30/2011 (Unaudited)	$9.50	$0.34	$0.19	$0.53	$(0.35)	$(.07)	$—	$(0.42)
10/31/2010	$8.68	$0.77	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)
Class A
4/30/2011 (Unaudited)	$9.49	$0.33	$0.18	$0.51	$(0.33)	$(.07)	$—	$(0.40)
10/31/2010	$8.66	$0.70	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)
Class C
4/30/2011 (Unaudited)	$9.50	$0.29	$0.18	$0.47	$(0.29)	$(.07)	$—	$(0.36)
10/31/2010	$8.67	$0.64	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)

See Notes to Financial Highlights

Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$10.27	3.77	%**	$21.5	1.07	%*	1.07	%‡*	4.82	%*	79	%**
$—	$10.17	5.85	%**	$12.9	1.07	%*	1.07	%‡*	4.87	%*	112	%**

$—	$10.27	3.37	%**	$5.5	1.82	%*	1.82	%‡*	3.72	%*	79	%**
$—	$10.17	5.39	%**	$0.7	1.82	%*	1.82	%‡*	4.23	%*	112	%**

$—	$9.60	5.65	%**	$379.0	.86	%*	.86	%*	7.20	%*	61	%**
$—	$9.49	19.71%		$363.6	.96%		.96	%§	8.50%		144%
$—	$8.66	44.38%		$422.2	1.00%		1.00	%‡	9.90%		167%
$0.01	$6.57	(20.86)%		$172.3	.92%		.92	%‡	7.96%		115%
$—	$9.00	6.73%		$369.2	.92%		.92	%‡	7.41%		153%
$—	$9.08	6.53%		$588.3	.90%		.89	%‡	6.52%		136%

$—	$9.61	5.71	%**	$387.0	.75	%*	.75	%§*	7.31	%*	61	%**
$—	$9.50	19.81%		$266.2	.75%		.75	%‡	8.55%		144%
$—	$8.68	20.23	%**	$86.6	.75	%*	.75	%‡*	9.86	%*	167	%^^

$—	$9.60	5.52	%**	$323.5	1.12	%*	1.12	%§*	6.92	%*	61	%**
$—	$9.49	19.52%		$277.5	1.12%		1.12	%‡	7.75%		144%
$—	$8.66	19.69	%**	$24.3	1.12	%*	1.12	%‡*	9.19	%*	167	%^^

$—	$9.61	5.12	%**	$38.6	1.87	%*	1.87	%‡*	6.13	%*	61	%**
$—	$9.50	18.60%		$25.5	1.87%		1.87	%‡	7.05%		144%
$—	$8.67	19.43	%**	$2.6	1.87	%*	1.87	%‡*	8.26	%*	167	%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
4/30/2011 (Unaudited)	$9.49	$0.32	$0.18	$0.50	$(0.32)	$(.07)	$—	$(0.39)
10/31/2010	$8.67	$0.69	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)
Municipal Intermediate Bond Fund
Investor Class
4/30/2011 (Unaudited)	$11.59	$0.18	$(0.28)	$(0.10)	$(0.18)	$(0.05)	$—	$(0.23)
10/31/2010	$11.22	$0.36	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)
10/31/2006	$11.33	$0.40	$0.08	$0.48	$(0.40)	$(0.05)	$—	$(0.45)
Institutional Class
4/30/2011 (Unaudited)	$11.59	$0.19	$(0.29)	$(0.10)	$(0.19)	$(0.05)	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)
Class A
4/30/2011 (Unaudited)	$11.60	$0.17	$(0.30)	$(0.13)	$(0.17)	$(0.05)	$—	$(0.22)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)
Class C
4/30/2011 (Unaudited)	$11.59	$0.13	$(0.28)	$(0.15)	$(0.13)	$(0.05)	$—	$(0.18)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)
Short Duration Bond Fund
Investor Class
4/30/2011 (Unaudited)	$8.09	$0.07	$(0.00)	$0.07	$(0.12)	$—	$—	$(0.12)
10/31/2010	$7.83	$0.17	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
10/31/2007	$9.11	$0.41	$0.06	$0.47	$(0.45)	$—	$—	$(0.45)
10/31/2006	$9.13	$0.35	$0.03	$0.38	$(0.40)	$—	$—	$(0.40)

See Notes to Financial Highlights

Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$9.60	5.39	%**	$2.4	1.37%*	1.37	%§*	6.69%*	61%**
$—	$9.49	19.08%		$0.5	1.37%	1.37	%‡	7.60%	144%
$—	$8.67	19.76	%**	$0.1	1.37%*	1.37	%‡*	9.29%*	167%^^

$—	$11.26	(.81	)%**	$105.5	.65%*	.65	%‡*	3.26%*	33%**
$—	$11.59	6.56%		$118.8	.65%	.65	%‡	3.12%	101%
$—	$11.22	9.42%		$92.3	.65%	.65	%‡	3.15%	146%
$—	$10.60	(1.74)%		$25.6	.66%	.64	%‡	3.65%	39%
$—	$11.20	2.61%		$27.8	.66%	.65	%‡	3.61%	9%
$—	$11.36	4.38%		$32.1	.66%	.65	%‡	3.56%	28%

$—	$11.25	(.82	)%**	$5.7	.50%*	.50	%‡*	3.45%*	33%**
$—	$11.59	3.25	%**	$0.1	.50%*	.50	%‡*	3.30%*	101%^^

$—	$11.25	(1.09	)%**	$0.1	.87%*	.87	%‡*	3.05%*	33%**
$—	$11.60	3.20	%**	$0.2	.87%*	.87	%‡*	3.00%*	101%^^

$—	$11.26	(1.28	)%**	$0.2	1.62%*	1.62	%‡*	2.30%*	33%**
$—	$11.59	2.83	%**	$0.1	1.62%*	1.62	%‡*	2.14%*	101%^^

$—	$8.04	.86	%**	$46.1	.70%*	.70	%‡*	1.86%*	54%**
$—	$8.09	7.08%		$56.1	.70%	.70	%‡	2.19%	69%
$—	$7.83	4.18%		$52.6	.70%	.70	%‡	4.73%	48%
$—	$7.91	(8.70)%		$61.6	.70%	.70	%‡	4.73%	10%
$—	$9.13	5.24%		$93.4	.70%	.70	%‡	4.54%	53%
$—	$9.11	4.28%		$108.1	.71%	.70	%‡	3.80%	74%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Institutional Class
4/30/2011 (Unaudited)	$8.09	$0.08	$(0.01)	$0.07	$(0.13)	$—	$—		$(0.13)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	$0.16	$0.22	$(0.10)	$—	$—		$(0.10)
Trust Class
4/30/2011 (Unaudited)	$7.71	$0.07	$(0.01)	$0.06	$(0.11)	$—	$—		$(0.11)
10/31/2010	$7.46	$0.16	$0.35	$0.51	$(0.26)	$—	$—		$(0.26)
10/31/2009	$7.54	$0.33	$(0.06)	$0.27	$(0.35)	$—	$—		$(0.35)
10/31/2008	$8.70	$0.38	$(1.12)	$(0.74)	$(0.42)	$—	$—		$(0.42)
10/31/2007	$8.68	$0.39	$0.05	$0.44	$(0.42)	$—	$—		$(0.42)
10/31/2006	$8.70	$0.32	$0.03	$0.35	$(0.37)	$—	$—		$(0.37)
Class A
4/30/2011 (Unaudited)	$7.72	$0.07	$(0.02)	$0.05	$(0.11)	$—	$—		$(0.11)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	$0.15	$0.20	$(0.08)	$—	$—		$(0.08)
Class C
4/30/2011 (Unaudited)	$7.72	$0.04	$(0.02)	$0.02	$(0.08)	$—	$—		$(0.08)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	$0.15	$0.18	$(0.06)	$—	$—		$(0.06)
Strategic Income Fund
Institutional Class
4/30/2011 (Unaudited)	$11.23	$0.23	$0.00	$0.23	$(0.24)	$(0.19)	$—		$(0.43)
10/31/2010	$10.58	$0.53	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	$0.15	$0.58	$(0.45)	$(0.40)	$—		$(0.85)
10/31/2006	$10.90	$0.38	$0.65	$1.03	$(0.46)	$(0.82)	$—		$(1.28)
Trust Class
4/30/2011 (Unaudited)	$11.23	$0.21	$0.00	$0.21	$(0.22)	$(0.19)	$—		$(0.41)
10/31/2010	$10.58	$0.49	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	$(0.02)	$0.22	$(0.23)	$—	$—		$(0.23)

See Notes to Financial Highlights

Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$—	$8.03	.83%**	$13.2	.50%*	.50	%‡*	2.00%*	54%**
$—	$8.09	2.73%**	$0.0	.50%*	.50	%‡*	2.16%*	69%^^

$—	$7.66	.78%**	$6.8	.80%*	.80	%‡*	1.76%*	54%**
$—	$7.71	7.01%	$9.4	.80%	.80	%‡	2.09%	69%
$—	$7.46	4.02%	$8.1	.80%	.80	%‡	4.62%	48%
$—	$7.54	(8.76)%	$9.3	.80%	.80	%‡	4.64%	10%
$—	$8.70	5.15%	$13.1	.80%	.80	%‡	4.44%	53%
$—	$8.68	4.16%	$16.6	.81%	.80	%‡	3.69%	74%

$—	$7.66	.61%**	$0.0	.87%*	.87	%‡*	1.73%*	54%**
$—	$7.72	2.67%**	$0.1	.87%*	.87	%‡*	1.83%*	69%^^
$—	$7.66	.24%**	$0.1	1.62%*	1.62	%‡*	.94%*	54%**
$—	$7.72	2.39%**	$0.0	1.62%*	1.62	%‡*	1.04%*	69%^^

$—	$11.03	2.21%**	$150.5	.75%*	.75	%‡*	4.14%*	148%**
$—	$11.23	13.17%	$118.8	.75%	.75	%‡	4.88%	238%
$—	$10.58	25.97%	$18.7	.75%	.75	%‡	4.59%	322%
$—	$8.78	(6.09)%	$4.6	.84%	.83	%‡	4.54%	323%
$—	$10.38	5.64%	$17.0	.86%	.85	%‡	4.10%	99%
$—	$10.65	10.34%	$20.4	.86%	.85	%‡	3.66%	111%
$—	$11.03	2.04%**	$17.7	1.10%*	1.10	%‡*	3.80%*	148%**
$—	$11.23	12.78%	$16.3	1.10%	1.10	%‡	4.56%	238%
$—	$10.58	25.66%	$6.7	1.10%	1.10	%‡	4.32%	322%
$—	$8.77	(6.54)%	$0.3	1.15%	1.14	%‡	4.36%	323%
$—	$10.38	2.16%**	$0.2	1.11%*	1.10	%‡*	3.92%*	99%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
4/30/2011 (Unaudited)	$11.24	$0.20	$0.01	$0.21	$(0.22)	$(0.19)	$—		$(0.41)
10/31/2010	$10.59	$0.48	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)
Class C
4/30/2011 (Unaudited)	$11.23	$0.17	$0.00	$0.17	$(0.18)	$(0.19)	$—		$(0.37)
10/31/2010	$10.58	$0.41	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights

Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$11.04	2.01	%**	$160.4	1.15	%*	1.15	%‡*	3.73	%*	148	%**
$—	$11.24	12.72%		$142.9	1.15%		1.15	%‡	4.44%		238%
$—	$10.59	25.51%		$68.2	1.15%		1.15	%‡	4.25%		322%
$—	$8.78	(4.64	)%**	$0.2	1.21	%*	1.20	%‡*	4.36	%*	323	%^^

$—	$11.03	1.66	%**	$99.6	1.85	%*	1.85	%‡*	3.04	%*	148	%**
$—	$11.23	11.93%		$93.3	1.85%		1.85	%‡	3.75%		238%
$—	$10.58	24.47%		$36.2	1.85%		1.85	%‡	3.53%		322%
$—	$8.78	(5.22	)%**	$0.1	1.91	%*	1.90	%‡*	3.56	%*	323	%^^

Notes to Financial Highlights Income Funds (Unaudited)

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2011	2010		2009		2008		2007		2006

Core Bond Fund Investor Class	1.18%	1.19%		1.40%		1.25%		1.30%		1.46%
Core Bond Fund Institutional Class	.68%	.70%		.94%		.83%		.83%		.91%
Core Bond Fund Class A	1.05%	1.09%		1.36%		2.73	%(1)	—		—
Core Bond Fund Class C	1.82%	1.84%		2.68%		3.43	%(1)	—		—
Floating Rate Income Fund Institutional Class	1.00%	1.87	%(5)	—		—		—		—
Floating Rate Income Fund Class A	1.39%	2.21	%(4)	—		—		—		—
Floating Rate Income Fund Class C	2.06%	3.39	%(5)	—		—		—		—
High Income Bond Fund Investor Class	—	—		1.04%		.92%		.92%		.90%
High Income Bond Fund Institutional Class	—	.77%		.91	%(3)	—		—		—
High Income Bond Fund Class A	—	1.16%		1.27	%(3)	—		—		—
High Income Bond Fund Class C	1.89%	1.93%		2.02	%(3)	—		—		—
High Income Bond Fund Class R3	—	1.72%		5.53	%(3)	—		—		—
Municipal Intermediate Bond Fund Investor Class	1.05%	1.01%		1.12%		1.24%		1.17%		1.19%
Municipal Intermediate Bond Fund Institutional Class	.90%	26.10	%(6)	—		—		—		—
Municipal Intermediate Bond Fund Class A	1.29%	23.88	%(6)	—		—		—		—
Municipal Intermediate Bond Fund Class C	2.21%	22.28	%(6)	—		—		—		—
Short Duration Bond Fund Investor Class	1.32%	1.27%		1.18%		.95%		.90%		.80%
Short Duration Bond Fund Institutional Class	1.12%	33.53	%(6)	—		—		—		—
Short Duration Bond Fund Trust Class	1.47%	1.48%		1.58%		1.27%		1.18%		1.06%
Short Duration Bond Fund Class A	1.59%	26.42	%(6)	—		—		—		—
Short Duration Bond Fund Class C	2.28%	34.63	%(6)	—		—		—		—
Strategic Income Fund Institutional Class	.92%	.96%		2.47%		4.03%		2.73%		2.29%
Strategic Income Fund Trust Class	1.27%	1.36%		3.00%		9.14%		4.81	%(2)	—
Strategic Income Fund Class A	1.33%	1.37%		1.93%		7.52	%(1)	—		—
Strategic Income Fund Class C	2.05%	2.10%		2.55%		8.75	%(1)	—		—

Notes to Financial Highlights (Unaudited) (cont'd)

	(1)	Period from December 20, 2007 to October 31, 2008.
	(2)	Period from April 2, 2007 to October 31, 2007.
	(3)	Period from May 27, 2009 to October 31, 2009.
	(4)	Period from December 29, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
	(5)	Period from December 30, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.
	(6)	Period from June 21, 2010 to October 31, 2010.
§
After reimbursement of expenses previously paid by Management, as applicable. Had the Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

High Income Bond Fund Investor Class	—	.93%
High Income Bond Fund Institutional Class	.73%	—
High Income Bond Fund Class A	1.11%	—
High Income Bond Fund Class R3	1.36%	—

^	The date investment operations commenced.
@	Calculated based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not annualized.
^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income (Trust Class), for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C).

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

Sub-Adviser
Neuberger Berman Fixed Income LLC
200 South Wacker Drive
Suite 2100
Chicago, IL 60601

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

For Institutional Class and Trust Class Shareholders
Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services 800.366.6264

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

This page has been left blank intentionally

Investment manager: Neuberger Berman Management LLC Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/11

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-03802 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-3802 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date: July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer

Date: July 7, 2011

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 7, 2011